UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Transparent Value Trust

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GUGGENHEIM FUNDS TRUST
TRANSPARENT VALUE TRUST
Dear Shareholder:
I am writing to you on an important matter relating to the series of Guggenheim Funds Trust and Transparent Value Trust (the “Funds” of the “Trusts”), which are listed in an attachment to the accompanying Notice of Special Joint Meeting of Shareholders. At a meeting held on August 20-21, 2019, the Board of Trustees of each Trust (together, the “Guggenheim Board”) voted to approve a proposal affecting the Funds and their shareholders, as explained in the accompanying Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”), that is subject to shareholder approval. Accordingly, the Trusts and each of their respective Funds will hold a special joint meeting of shareholders on October 28, 2019, at 10:00 a.m. Central Time, at the offices of Guggenheim Partners, LLC located at 227 West Monroe Street, Chicago, Illinois 60606 (together with any postponements or adjournments, the “Meeting”).
At the Meeting, shareholders will be asked to consider and act upon the proposed election of ten nominees to the Board of Trustees of each Trust (the “Proposal”).
Seven of the nominees currently serve as members of the Guggenheim Board. Three of the nominees currently serve as members of the boards of trustees of certain other open-end funds advised by the investment advisers to the Funds and their affiliates. The Funds and the other funds advised by the investment advisers to the Funds and their affiliates are collectively referred to as the “Guggenheim Family of Funds.”
Election of all of the nominees will bring the membership of boards of trustees of the Guggenheim Family of Funds into alignment such that funds in the Guggenheim Family of Funds are overseen by the same group of trustees. This alignment and consolidation would immediately enhance the diversity of the Guggenheim Board, address trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight, and result in other potential benefits, including the potential over time for economies of scale for Fund shareholders as certain costs are spread over a larger asset base, as described in the accompanying Joint Proxy Statement.
After careful consideration, the Guggenheim Board unanimously recommends that shareholders vote “FOR” the Proposal (the election of each nominee).
Shareholders will also be asked to consider and act upon the transaction of any such other business as may properly come before the Meeting.
If you were a shareholder of record of any of the Funds as of the close of business on August 26, 2019, the record date fixed by the Guggenheim Board, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares.
Accordingly, we are requesting that you carefully review the Joint Proxy Statement and vote using one of the methods described below.
Your vote is extremely important, and voting is quick and easy. Everything you need is enclosed. You can access the proxy materials at www.proxyonline.com/docs/GFTTVT.pdf, and you can vote in one of four ways:

•	By mail with the enclosed proxy card—be sure to sign, date and return it in the enclosed postage-paid envelope;

•	Through the web site listed in the proxy voting instructions included on your proxy card;

•	By telephone using the toll-free number listed in the proxy voting instructions included on your proxy card; or

•	In person at the Meeting.
We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Meetings of the Funds' shareholders do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on this important proposal. Please read the enclosed information carefully before voting.
You may revoke your proxy before the vote pursuant to that proxy is taken by: (a) written notice, including by electronic, telephonic, computerized or other alternative means, of its revocation to the Trust; (b) the subsequent execution of another proxy; (c) attending the Meeting and voting in person; or (d) written notice of the death or incapacity of the maker of the proxy received by the Trust before the vote pursuant to that proxy is counted.
We appreciate your participation and prompt response in this matter and thank you for your continued support.
Sincerely,

Brian E. Binder
Chief Executive Officer and President of each Trust
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE.

QUESTIONS AND ANSWERS
For your convenience, the following “Questions and Answers” are a summary of, and are not intended to be as detailed as, the discussion found in the accompanying Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”). The information in this “Questions and Answers” section is qualified in its entirety by reference to the Joint Proxy Statement. We encourage you to carefully review the information contained in the Joint Proxy Statement.
General

Q.	Why am I receiving these proxy materials?

A.
You are receiving these proxy materials—a booklet that includes the Notice of Special Joint Meeting of Shareholders (“Notice”), the Joint Proxy Statement and your proxy card—because you have the right to notice of, and to vote on, an important matter concerning the governance of the series of Guggenheim Funds Trust and Transparent Value Trust (the “Funds” of the “Trusts”). In particular, you are being asked to consider and act upon the Proposal (defined below), which requires shareholder approval.

The Funds and the other funds advised by the investment advisers to the Funds and their affiliates (collectively, the “Guggenheim Family of Funds”) are currently overseen by two separate groups of trustees. One of these groups consists of the current Trustees of the Trusts (referred to hereafter collectively as the “Guggenheim Trustees” or individually, a “Guggenheim Trustee”). The other group consists of members of the boards of trustees of certain other open-end registered management investment companies, like the Funds, in the Guggenheim Family of Funds (the “Rydex Funds”) managed by Security Investors LLC, each Fund’s investment adviser or an affiliate of each Fund’s investment adviser (referred to hereafter collectively as the “Rydex Trustees” or individually, a “Rydex Trustee”).
The Board of Trustees of each Trust (together, the “Guggenheim Board”) and boards of trustees of other funds in the Guggenheim Family of Funds, including the Rydex Funds (collectively, the “Rydex Board”), separately determined that it is in the best interests of the funds in the Guggenheim Family of Funds overseen by such boards to align and consolidate the membership of the boards so that funds in the Guggenheim Family of Funds are overseen by the same trustees. Accordingly, the Guggenheim Board has proposed the election of ten nominees to the Guggenheim Board (the “Proposal”). Seven of the nominees currently serve as Guggenheim Trustees. Three of the nominees currently serve as Rydex Trustees.
The Guggenheim Board believes that this alignment and consolidation of the boards through the election of all of the nominees would be beneficial to the Funds and their shareholders.

Q.	Why am I being asked to vote?

A.
As of August 26, 2019 (the “Record Date”), the record date fixed by the Guggenheim Board, you were a shareholder of record of one or more of the Funds listed in the attachment to the accompanying Notice. The Proposal requires the approval of shareholders of each Trust.
After careful consideration, the Guggenheim Board unanimously recommends that shareholders vote “FOR” the Proposal (the election of each nominee).

Q.	Why am I being asked to elect each of the nominees as Trustees?

A.
Each of the nominees either currently serves as a Guggenheim Trustee or as a Rydex Trustee. The election of the nominees is part of the intended alignment and consolidation of the membership of the Guggenheim Board with the membership of the Rydex Board. If shareholders approve the election of all of the nominees, the Guggenheim Board’s membership will be expanded to include the three nominees who do not currently serve as Guggenheim Trustees. Each nominee (other than Ms. Amy J. Lee, who is a Guggenheim Trustee) would not be deemed to be an “interested person,” as that term is defined under the Investment Company Act of 1940, of either Trust. Ms. Lee would be considered an “interested person” of each Trust by virtue of her role with the Funds’ investment advisers and their affiliates (collectively referred to as “Guggenheim Investments”).

Election of all of the nominees will bring the membership of boards of trustees of the Guggenheim Family of Funds into alignment such that funds in the Guggenheim Family of Funds are overseen by the same group of trustees. This alignment and consolidation would immediately enhance the diversity of the Guggenheim Board, address trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight, and result in other potential benefits, including the potential over time for economies of scale for Fund shareholders as certain costs are spread over a larger asset base, as described in the accompanying Joint Proxy Statement.

Please note that separate proxy statements are being sent to shareholders of other funds in the Guggenheim Family of Funds, including the Rydex Funds, who are also being asked to vote on the election of the same slate of nominees to the boards of the respective funds. If you owned shares of other funds in the Guggenheim Family of Funds as of the applicable record date, you will receive separate proxy materials with respect to this proposal as it relates to such funds. Please review these materials and separately vote on the proposal for other funds in the Guggenheim Family of Funds.

Q.	Why has the Guggenheim Board approved the Proposal (the election of each nominee)?

A.
Guggenheim Investments recommended that the Guggenheim Board approve the Proposal (the election of each nominee) after considering the potential benefits of aligning and consolidating the membership of boards of trustees of the Guggenheim Family of Funds, the immediate governance succession needs of the Rydex Board and the longer-term governance succession needs of the Guggenheim Board. In particular, the Rydex Board has current and anticipated vacancies due to recent and approaching trustee retirements and the death of a member of the Rydex Board.

After taking into account the relatively small size of the Rydex Funds and alternatives, such as undertaking a search for qualified candidates to fill the vacancies on the Rydex Board, as well as the challenges presented for such a search given the Rydex Funds’ size and broader industry trends, Guggenheim Investments recommended that the Rydex Board consider a proposal to transition the oversight of the Rydex Funds to a consolidated board. The proposed consolidated board consists of the Guggenheim Board and certain current Rydex Trustees and is part of a broader effort to further enhance the effectiveness of board oversight of the Guggenheim Family of Funds. Guggenheim Investments bears certain operational and administrative burdens from supporting multiple fund boards for the Guggenheim Family of Funds. The formation of a single, consolidated board would ease these burdens and enable Guggenheim Investments to focus greater resources and time on matters that more directly benefit shareholders, such as new product initiatives, distribution opportunities, fund services and other matters.
                                                                                                                                                                                                                                                                                                                                                                                             For the Guggenheim Board, Guggenheim Investments believes that the election of the nominees that are Rydex Trustees to the Guggenheim Board presents an opportunity to immediately enhance board diversity and address the longer-term succession needs of the Guggenheim Board. Three Guggenheim Trustees are expected to retire within the next three years pursuant to the Guggenheim Board’s Independent Trustee retirement policy. The election of the three nominees who are Rydex Trustees to the Guggenheim Board would address anticipated succession needs while immediately providing gender and racial diversity to the Guggenheim Board. In addition, Guggenheim Investments believes that the addition of well-qualified individuals to the Guggenheim Board who bring experience with other funds within the Guggenheim Family of Funds would further enhance board oversight.

Guggenheim Investments also believes that the board alignment and consolidation offers other potential benefits to Fund shareholders from efficiencies and economies of scale over time as certain fixed costs are spread over a larger asset base. The Guggenheim Board took into account Guggenheim Investments’ recommendation and the foregoing considerations, as well as the broader initiative to further enhance the effectiveness of board oversight of the Guggenheim Family of Funds, in determining to approve the Proposal and present the Proposal to shareholders for a vote. (The factors considered by the Guggenheim Board in approving the Proposal are described further in the section entitled “Summary of the Reasons for the Board Alignment and Consolidation.”)

 Voting

Q.	Who is asking for my vote?

A.
Your vote is being solicited by and on behalf of the Guggenheim Board for use at the special joint meeting of shareholders of each Trust and each of its respective Funds to be held on October 28, 2019 (together with any postponements or adjournments, the “Meeting”). As a shareholder of record of any of the Funds as of the close of business on the Record Date, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares. Accordingly, the other shareholders of record of any of the Funds as of the close of business on the Record Date are also being sent these proxy materials.

Q.	How does the Guggenheim Board recommend that I vote?

A.
After careful consideration, the Guggenheim Board unanimously recommends that shareholders vote “FOR” the Proposal (the election of each nominee). Please see the section entitled “Summary of the Reasons for the Board Alignment and Consolidation” with respect to the Proposal for a discussion of the Guggenheim Board’s considerations in making such recommendation.

Q.	Why am I receiving information about Funds I do not own?

A.
The Proposal is similar for each Trust and series thereof (each, a Fund), and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds and both Trusts.

Q.	What vote is required to approve the Proposal?

A.
Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.
For Guggenheim Funds Trust, 33 and 1/3% of the shares entitled to vote at the Meeting shall constitute a quorum at the Meeting. For Transparent Value Trust, more than 25% of the total combined net asset value of all shares issued and outstanding and entitled to vote at the Meeting shall constitute a quorum at the Meeting.
When a quorum is present, a plurality of the shares voted shall elect a nominee as Trustee. A “plurality” means that nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Trustees.
The Proposal applies on a Trust-wide basis, and all series of each Trust (i.e., the respective Funds) and classes thereof will vote together on the Proposal. However, the vote on the Proposal (or any other proposal) or the election of a nominee by the shareholders of one Trust will not affect the Proposal (or any other proposal) or the election of a nominee with respect to the other Trust.

Q.	Will my vote make a difference?

A.
Yes! Your vote is needed to ensure that the Proposal can be acted upon, and your vote can make a difference in the governance of the Fund(s) that you own. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.
You should vote because every vote is important. If numerous shareholders just like you do not vote, the Trusts may not receive enough votes to go forward with the Meeting. If this happens, the Trusts will need to solicit votes again. This may delay the Meeting and the approval of the Proposal and generate unnecessary costs.

Q.	How do I place my vote?

A.
Voting is quick and easy. Everything you need is enclosed. You may provide a Trust with your vote: (i) by mail with the enclosed proxy card; (ii) by Internet by following the instructions in the proxy voting instructions included on your proxy card; (iii) by telephone using the toll-free number listed in the proxy voting instructions included on your proxy card; or (iv) in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to vote using any of the enumerated methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Funds or AST Fund Solutions, the Funds’ proxy solicitor, reminding you to vote your shares.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions marked on the proxy card, if your proxy is received properly executed.

Q.	Whom do I call if I have questions?

A.
We will be happy to answer your questions about this proxy solicitation. If you have questions regarding the Meeting or the Proposal please call 1-800-783-5609.  Financial advisors should call 1-800-345-7999.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE.

GUGGENHEIM FUNDS TRUST
TRANSPARENT VALUE TRUST
702 King Farm Boulevard
Suite 200
Rockville, Maryland 20850
(301) 296-5100
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 28, 2019
NOTICE IS HEREBY GIVEN THAT A SPECIAL JOINT MEETING OF SHAREHOLDERS of each of Guggenheim Funds Trust and Transparent Value Trust (each, a “Trust” and, together, the “Trusts”), each a Delaware statutory trust, and each of their respective series on the attached list (each, a “Fund” and, collectively, the “Funds”) will be held on October 28, 2019, at 10:00 a.m. Central Time, at the offices of Guggenheim Partners, LLC located at 227 West Monroe Street, Chicago, Illinois 60606 (together with any postponements or adjournments, the “Meeting”).
At the Meeting, and as specified in greater detail in the Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”) accompanying this Notice, shareholders of the Funds will be asked to consider and act upon the following proposals:
1.    To elect the following ten nominees to the Board of Trustees of each Trust:

•	Randall C. Barnes

•	Angela Brock-Kyle

•	Donald A. Chubb, Jr.

•	Jerry B. Farley

•	Roman Friedrich III

•	Thomas F. Lydon, Jr.

•	Ronald A. Nyberg

•	Sandra G. Sponem

•	Ronald E. Toupin, Jr.

•	Amy J. Lee

2.    To transact such other business as may properly come before the Meeting.
After careful consideration, the Board of Trustees of each Trust unanimously recommends that shareholders vote “FOR” Proposal 1 (the election of each nominee).
If you were a shareholder of record of any of the Funds as of the close of business on August 26, 2019, the record date fixed by the Board of Trustees of each Trust, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares.

We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. You may revoke your proxy before the vote pursuant to that proxy is taken by: (a) written notice, including by electronic, telephonic, computerized or other alternative means, of its revocation to the Trust; (b) the subsequent execution of another proxy; (c) attending the Meeting and voting in person; or (d) written notice of the death or incapacity of the maker of the proxy received by the Trust before the vote pursuant to that proxy is counted.

By Order of the Board of Trustees of each Trust,

Mark E. Mathiasen
Secretary

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

FUNDS PARTICIPATING IN THE MEETING
TO BE HELD ON OCTOBER 28, 2019
Guggenheim Funds Trust

Guggenheim Alpha Opportunity Fund	Guggenheim Limited Duration Fund	Guggenheim Small Cap Value Fund
Guggenheim Capital Stewardship Fund	Guggenheim Macro Opportunities Fund	Guggenheim StylePlus—Large Core Fund
Guggenheim Diversified Income Fund	Guggenheim Market Neutral Real Estate Fund	Guggenheim StylePlus—Mid Growth Fund
Guggenheim Floating Rate Strategies Fund	Guggenheim Mid Cap Value Fund	Guggenheim Total Return Bond Fund
Guggenheim High Yield Fund	Guggenheim Mid Cap Value Institutional Fund	Guggenheim Ultra Short Duration Fund
Guggenheim Investment Grade Bond Fund	Guggenheim Municipal Income Fund	Guggenheim World Equity Income Fund
Guggenheim Large Cap Value Fund	Guggenheim Risk Managed Real Estate Fund
Transparent Value Trust

Guggenheim RBP® Dividend Fund	Guggenheim RBP® Large-Cap Market Fund	Guggenheim Directional Allocation Fund
Guggenheim RBP® Large-Cap Defensive Fund	Guggenheim RBP® Large-Cap Value Fund

GUGGENHEIM FUNDS TRUST
TRANSPARENT VALUE TRUST
702 King Farm Boulevard
Suite 200
Rockville, Maryland 20850
(301) 296-5100
JOINT PROXY STATEMENT FOR SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 28, 2019
This Joint Proxy Statement and enclosed Notice of Special Joint Meeting of Shareholders (“Notice”) and proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees (together, the “Guggenheim Board” or their members, the “Guggenheim Trustees”) of Guggenheim Funds Trust and Transparent Value Trust (each, a “Trust” and, together, the “Trusts”), each a Delaware statutory trust. The proxies are being solicited for use at a special joint meeting of shareholders of each Trust and each of its respective series on the list attached to the Notice (each, a “Fund” and, collectively, the “Funds”) to be held on October 28, 2019, at 10:00 a.m. Central Time, at the offices of Guggenheim Partners, LLC located at 227 West Monroe Street, Chicago, Illinois 60606 (together with any postponements or adjournments, the “Meeting”).
At the Meeting, and as described in this Joint Proxy Statement, shareholders of the Funds will be asked to consider and act upon the following proposals:
1.    To elect the following ten nominees to the Board of Trustees of each Trust:

•	Randall C. Barnes

•	Angela Brock-Kyle

•	Donald A. Chubb, Jr.

•	Jerry B. Farley

•	Roman Friedrich III

•	Thomas F. Lydon, Jr.

•	Ronald A. Nyberg

•	Sandra G. Sponem

•	Ronald E. Toupin, Jr.

•	Amy J. Lee

2.    To transact such other business as may properly come before the Meeting.
After careful consideration, the Board of Trustees of each Trust unanimously recommends that shareholders vote “FOR” Proposal 1 (the election of each nominee). Proposal 1 will be voted upon separately by shareholders of each Trust. However, Proposal 1 applies on a Trust-wide basis, and all series of each Trust (i.e., the respective Funds) and classes thereof will vote together on Proposal 1.
As further explained below, election of all of the nominees will bring the membership of boards of trustees of the Guggenheim Family of Funds (as defined below) into alignment such that funds in the Guggenheim Family of Funds are overseen by the same group of trustees. This alignment and consolidation would immediately enhance the diversity of the Guggenheim Board, address trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight, and result in other potential benefits, as described below, including the potential over time for economies of scale for Fund shareholders as certain costs are spread over a larger asset base. The Funds and the other funds advised by the investment advisers to the Funds and their affiliates are collectively referred to as the “Guggenheim Family of Funds.”
This Joint Proxy Statement and the accompanying Notice and proxy card are anticipated to be first mailed to shareholders on or about September 13, 2019.

The Guggenheim Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Trust (and its corresponding Funds) and its shareholders because the same matter is being considered and acted upon by the shareholders of the other Trust (and its corresponding Funds).
If you were a shareholder of record of any of the Funds as of the close of business on August 26, 2019 (the “Record Date”), the record date fixed by the Guggenheim Board, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2019.

These proxy materials are available on the Internet at www.proxyonline.com/docs/GFTTVT.pdf.
Shareholders can find additional information about each Fund in the corresponding Trust’s most recent annual and semi-annual reports to shareholders, which include financial statements for the fiscal year ended September 30, 2018 (audited) and the six-months ended March 31, 2019 (unaudited). You may obtain copies of these reports without charge by writing the applicable Trust, by calling the telephone number shown on the front page of this Joint Proxy Statement or at www.guggenheiminvestments.com/services/prospectuses-and-reports.

PROPOSAL ONE

ELECTION OF TEN NOMINEES TO THE BOARD OF TRUSTEES OF EACH TRUST
Proposal 1 relates to the election of the following individuals to the Board of Trustees of each Trust (each, a “Nominee” and, collectively, the “Nominees”):

Nominees – Current Trustees of each Trust
• Randall C. Barnes
• Donald A. Chubb, Jr.
• Jerry B. Farley
• Roman Friedrich III
• Ronald A. Nyberg
• Ronald E. Toupin, Jr.
• Amy J. Lee
Nominees – Not Current Trustees of either Trust
• Angela Brock-Kyle
• Thomas F. Lydon, Jr.
• Sandra G. Sponem
As shown above, the Guggenheim Board is currently composed of seven Trustees: Randall C. Barnes, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Ronald A. Nyberg, Ronald E. Toupin, Jr. and Amy J. Lee. Three of the Nominees are not currently Trustees of either Trust—Angela Brock-Kyle, Thomas F. Lydon, Jr. and Sandra G. Sponem—but currently serve as members of the boards of trustees of certain other open-end funds in the Guggenheim Family of Funds, as explained below.
Each Nominee, other than Ms. Lee, would not be deemed to be an “interested person,” as that term is defined under the Investment Company Act of 1940 (the “1940 Act”), of either Trust (an “Independent Trustee”). Ms. Lee would be considered an “interested person” of each Trust by virtue of her role with the Funds’ investment advisers and their affiliates (collectively referred to as “Guggenheim Investments”). The Nominees who are currently Trustees of the Trusts (previously defined as “Guggenheim Trustees”), other than Ms. Lee, have previously been elected by shareholders. If elected, the Nominees who are not currently Guggenheim Trustees are expected to assume office immediately following the meeting of the Guggenheim Board currently scheduled to be held in November 2019 or at such later date following election by shareholders. The Guggenheim Trustees serve, and, if elected, the other Nominees would serve, during the lifetime of the Trusts or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successors are duly elected and qualified.
Following discussions with Guggenheim Investments over the past several months and meetings of the Nominating and Governance Committees of the Board of Trustees of each Trust (collectively, the “Guggenheim Nominating and Governance Committee”) with each of Angela Brock-Kyle, Thomas F. Lydon, Jr. and Sandra G. Sponem (collectively, the “Rydex Nominees”), the Guggenheim Nominating and Governance Committee selected and recommended, and the Board of Trustees of each Trust unanimously nominated, the Nominees for election to the Board of Trustees of each Trust at a meeting of the Guggenheim Board held on August 20-21, 2019. The Board of Trustees of each Trust also increased its size to accommodate the Nominees.

Explanation of the Board Alignment and Consolidation
The funds that are part of the Guggenheim Family of Funds currently are overseen by two separate groups of trustees. One of these groups consists of the current Guggenheim Trustees. The other group consists of members of the boards of trustees of certain other open-end registered management investment companies, like the Funds, in the Guggenheim Family of Funds (the “Rydex Funds”) managed by Security Investors LLC, each Fund’s investment adviser or an affiliate of each Fund’s investment adviser (collectively referred to as the “Rydex Board” and its members, the “Rydex Trustees”). The Guggenheim Family of Funds consists of U.S. registered investment companies advised by the Funds’ investment advisers or their affiliates and is comprised of six closed-end funds and 151 open-end funds as of June 30, 2019.
As further explained below, the election of all of the Nominees will bring the membership of boards of trustees of the Guggenheim Family of Funds into alignment such that funds in the Guggenheim Family of Funds are overseen by the same group of trustees. This alignment and consolidation would immediately enhance the diversity of the Guggenheim Board, address trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight, and result in other potential benefits, including the potential over time for economies of scale for Fund shareholders as certain costs are spread over a larger asset base.
The Guggenheim Board and boards of trustees of other funds in the Guggenheim Family of Funds, including the Rydex Board, separately determined that it is in the best interests of the funds in the Guggenheim Family of Funds overseen by such boards to align and consolidate the membership of the boards so that funds in the Guggenheim Family of Funds are overseen by the same trustees. Separate proxy statements are being sent to shareholders of the other funds in the Guggenheim Family of Funds who are also being asked to vote on the election of the same slate of nominees to the boards of the respective funds.
Summary of the Reasons for the Board Alignment and Consolidation
Many of the funds in the Guggenheim Family of Funds were organized at different times by different sponsors, and, as a result, their governance and board reporting processes do not yet fully reflect a common overall design. Proposal 1 is the result of an effort on the part of the Guggenheim Board, the Rydex Board and Guggenheim Investments to align and consolidate the membership of the boards so that the same trustees serve on each board for the Guggenheim Family of Funds, in connection with Guggenheim Investments’ broader initiative to further enhance the effectiveness of board oversight. Over the past several months, the Guggenheim Board met with representatives of the Rydex Board and with Guggenheim Investments to consider and develop the proposal to align and consolidate the membership of the boards. The Independent Trustees also met with their independent legal counsel to consider and discuss matters relating to the alignment and consolidation of the boards.
Guggenheim Investments recommended that the Guggenheim Board approve Proposal 1 after considering the potential benefits of aligning the boards, the immediate governance succession needs of the Rydex Board and the longer-term governance succession needs of the Guggenheim Board. In particular, the Rydex Board has current and anticipated vacancies due to recent and approaching trustee retirements and the recent death of a member of the Rydex Board. After taking into account the relatively small size of the Rydex Funds and alternatives, such as undertaking a search for qualified candidates to fill the vacancies on the Rydex Board, Guggenheim Investments recommended that the Rydex Board consider a proposal to transition the oversight of the Rydex Funds to a consolidated board. The proposed consolidated board consists of the Guggenheim Trustees and the Rydex Nominees and is part of a broader effort to further enhance the effectiveness of board oversight of the Guggenheim Family of Funds. Guggenheim Investments bears certain operational and administrative burdens from supporting multiple fund boards for the Guggenheim Family of Funds. The formation of a single, consolidated board would ease these burdens and enable Guggenheim Investments to focus greater resources and time on matters that more directly benefit shareholders, such as new product initiatives, distribution opportunities, fund services and other matters.

For the Guggenheim Board, Guggenheim Investments believes that the election of the Rydex Nominees to the Guggenheim Board presents an opportunity to immediately enhance board diversity and address the longer-term succession needs of the Guggenheim Board. Three Guggenheim Trustees are expected to retire within the next three years pursuant to the Guggenheim Board’s Independent Trustee retirement policy. The election of the Rydex Nominees to the Guggenheim Board would address these anticipated succession needs while immediately providing gender and racial diversity to the Guggenheim Board. Guggenheim Investments believes that the addition of well-qualified individuals to the Guggenheim Board who bring experience with other funds within the Guggenheim Family of Funds would further enhance board oversight. Guggenheim Investments also believes that the board alignment and consolidation offers other potential benefits to Fund shareholders from efficiencies and economies of scale over time as certain fixed costs are spread over a larger asset base. For the foregoing reasons, Guggenheim Investments recommended that the Guggenheim Board approve Proposal 1 and recommend that shareholders of the Funds vote for Proposal 1.
In reaching the conclusion that the approval of Proposal 1 is in the best interests of the Funds and their shareholders, the Guggenheim Board took into account the recommendation of Guggenheim Investments, as described above, and considered a number of factors, including the following:

•	the election of the Rydex Nominees to the Guggenheim Board would immediately enhance board diversity and specifically, would provide gender and racial diversity to the Guggenheim Board;

•	the election of the Rydex Nominees would address the anticipated longer-term governance succession needs of the Guggenheim Board;

•
the consolidated board with increased diversity, skill sets, backgrounds and depth of experience with all funds within the Guggenheim Family of Funds would be better positioned to respond to the increasing complexities of the registered fund business;

•
a consolidated board for the Guggenheim Funds and Rydex Funds provides the potential for Fund shareholders to benefit from economies of scale as certain governance and other costs would be spread over a larger asset base and which could lead to reduced costs experienced by individual funds in the Guggenheim Family of Funds over time;

•
by eliminating the operational and administrative burdens of supporting multiple fund boards for the Guggenheim Family of Funds, Guggenheim Investments and officers of the funds in the Guggenheim Family of Funds could focus greater resources and time on matters that more directly benefit shareholders, such as new product initiatives, distribution opportunities, fund services and other matters;

•	greater uniformity of shareholder experiences throughout the Guggenheim Family of Funds; and

•	a consolidated board is consistent with common industry practices.
Members of the Guggenheim Nominating and Governance Committee—which is comprised solely of Independent Trustees—met with each of Angela Brock-Kyle, Thomas F. Lydon, Jr. and Sandra G. Sponem prior to his or her nomination to the Guggenheim Board. The Guggenheim Nominating and Governance Committee considered each Nominee, including his or her qualifications and experience, selected each Nominee and recommended each individual’s nomination to the Guggenheim Board. Based on this recommendation, the Guggenheim Board has recommended for election by shareholders each of the Nominees to the Guggenheim Board.
Likewise, the Rydex Board also has recommended for election by shareholders each of the Guggenheim Trustees—Randall C. Barnes, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Ronald A. Nyberg, Ronald E. Toupin, Jr. and Amy J. Lee (in addition to Mmes. Brock-Kyle and Sponem and Mr. Lydon)— to serve on the Rydex Board, subject to approval by shareholders of the applicable Rydex Funds trust. Boards of trustees of other open-end funds and a closed-end fund in the Guggenheim Family of Funds have also recommended trustee nominees for election to further effect the board consolidation.

Each Nominee has consented to serve as a Trustee, if elected, and to be named in this Joint Proxy Statement. There is no reason to believe that any of the Nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, votes cast for such Nominee will be cast for the persons the Guggenheim Nominating and Governance Committee and the Guggenheim Board recommend.
The term of office of each Guggenheim Trustee and, if elected, each other Nominee terminates when he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successors are duly elected and qualified.
Information Regarding the Nominees and Current Trustees
The following table lists the Nominees, their year of birth, current position(s) held with the Trusts, length of time served, principal occupations during the past five years, number of funds currently overseen within the Guggenheim Family of Funds and other directorships held by the Nominees during the past five years. Each Nominee, other than Ms. Lee, would be an Independent Trustee. Ms. Lee would be an “interested person” of each Trust by virtue of her role with Guggenheim Investments. In the tables below, the term “Fund Complex” has the same meaning as Guggenheim Family of Funds, which for purposes of this table includes an additional fund that has a servicing agent that is an affiliated person of the Funds’ investment adviser.

Name, Address[1] and Year of Birth of Nominees	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Family of Funds Overseen by Nominee	Other Directorships Held by Nominees During Past 5 Years[3]
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2014 (Guggenheim Funds Trust) Since 2015 (Transparent Value Trust)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	None (Nominee)	N/A	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.

Name, Address[1] and Year of Birth of Nominees	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Family of Funds Overseen by Nominee	Other Directorships Held by Nominees During Past 5 Years[3]
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 1994 (Guggenheim Funds Trust) Since 2015 (Transparent Value Trust)	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005 (Guggenheim Funds Trust) Since 2015 (Transparent Value Trust)	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2014 (Guggenheim Funds Trust) Since 2015 (Transparent Value Trust)	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	None (Nominee)	N/A	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	Current: Board of Directors of US Global Investors (GROW) (1995-present) and Board of Trustees Harvest Volatility Edge Trust (3) (2017-present).

Name, Address[1] and Year of Birth of Nominees	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Family of Funds Overseen by Nominee	Other Directorships Held by Nominees During Past 5 Years[3]
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014 (Guggenheim Funds Trust) Since 2015 (Transparent Value Trust)	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49
Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Income Fund (2003-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present).
Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	None (Nominee)	N/A	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate development company) (2007-2017).	109	Current: Boards of Trustees of SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

Name, Address[1] and Year of Birth of Nominees	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Family of Funds Overseen by Nominee	Other Directorships Held by Nominees During Past 5 Years[3]
Ronald E. Toupin, Jr. (1958)	Trustee and Chair of the Board	Since 2014 (Guggenheim Funds Trust) Since 2015 (Transparent Value Trust)
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).
Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
48
Current: Western Asset Inflation-Linked Income Fund (2003-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present).
Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Interested Trustee

Name, Address[1] and Year of Birth of Nominees	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Family of Funds Overseen by Nominee	Other Directorships Held by Nominees During Past 5 Years[3]
Amy J. Lee (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2007 (Vice President, Guggenheim Funds Trust) Since 2013 (Vice President, Transparent Value Trust) Since 2014 (Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

1.	The business address of each Trustee (and Nominee) is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
2.
Each Trustee serves (and Nominee would serve) during the lifetime of the Trusts or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successors are duly elected and qualified. Time served may include time served in the respective position for any predecessor entities.

3.
Messrs. Barnes, Chubb, Farley, Friedrich, Nyberg and Toupin and Ms. Lee also serve on the boards of trustees of Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund and Guggenheim Credit Allocation Fund. Mmes. Brock-Kyle and Sponem and Mr. Lydon serve on the boards of trustees of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Funds.

Additional Information about the Board and the Nominees
The following includes additional information about the current structure of the Guggenheim Board as well as its leadership, functioning and composition. The Rydex Board, membership of which would be aligned and consolidated with the Guggenheim Board, does not have identical practices. If the board alignment and consolidation is implemented, the Guggenheim Board will consider during an upcoming meeting whether any changes to current governance and oversight practices would be appropriate to further enhance existing practices and integrate the Nominees who are not currently Guggenheim Trustees, based on the skills of the Trustees and the interests of the Funds and their shareholders.
Board Meetings
The Guggenheim Board is responsible for overseeing the management and affairs of the Funds. The Guggenheim Board held four regular meetings and no special meetings during each Trust’s most recent fiscal year (which ended September 30, 2018). Each Guggenheim Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Guggenheim Board and the total number of meetings held by all committees of the Guggenheim Board on which the Guggenheim Trustee served. The Guggenheim Board established the committees discussed below. If elected, the Nominees who are not currently Guggenheim Trustees (i.e., the Rydex Nominees) would be expected to join the committees, and the Guggenheim Board would consider potential changes to its practices, committee structures and committee charters in light of the board alignment and consolidation.
Board Leadership Structure
The Guggenheim Board has appointed an Independent Chair, Mr. Toupin, who presides at board meetings and who is responsible for, among other things, participating in the planning of board meetings, setting the tone of board meetings and seeking to encourage open dialogue and independent inquiry among the Guggenheim Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Guggenheim Trustees between meetings of the Guggenheim Board. The Independent Chair may also perform such other functions as may be delegated by the Guggenheim Board from time to time. The Guggenheim Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Guggenheim Board and its committees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers, review the Funds’ financial statements, oversee compliance with regulatory requirements and review performance. The Guggenheim Board may also establish informal working groups from time to time to review and address the policies and practices of the Trusts or the Guggenheim Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at board and committee meetings. The Guggenheim Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trusts.
Board Committees
Audit Committee—Messrs. Barnes, Chubb, Friedrich, Nyberg and Toupin and Dr. Farley, each an Independent Trustee, serve on the Audit Committee of the Guggenheim Board. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Trusts’ systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Trusts’ financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Trusts’ independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Guggenheim Board the appointment, retention and termination of the Trusts’ independent registered public accounting firm and acting as a liaison between the Guggenheim Board and the corresponding Trust’s independent registered public accounting firm. The Audit Committee held six meetings during the Trusts’ most recently completed fiscal year.

Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Nyberg and Toupin and Dr. Farley, each an Independent Trustee, serve on the Contracts Review Committee of the Guggenheim Board. The purpose of the Contracts Review Committee is to assist the Guggenheim Board in overseeing certain contracts to which the Trusts, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Contracts Review Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Guggenheim Board, the Contracts Review Committee reviews and makes recommendations to the Guggenheim Board with respect to any contract to which a Trust on behalf of a Fund is or is proposed to be a party. The Contracts Review Committee held two meetings during the Trusts’ most recently completed fiscal year.

Executive Committee—Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Executive Committee of the Guggenheim Board. In between meetings of the full Guggenheim Board, the Executive Committee generally may exercise all the powers of the full Guggenheim Board in the management of the business of the applicable Trust. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Executive Committee held no meetings during the Trusts’ most recently completed fiscal year.

Guggenheim Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Nyberg and Toupin and Dr. Farley, each an Independent Trustee, serve on the Guggenheim Nominating and Governance Committee. The purpose of the Guggenheim Nominating and Governance Committee is to review matters pertaining to the composition, committees and operations of the Guggenheim Board. The Guggenheim Nominating and Governance Committee is responsible for recommending qualified candidates to the Guggenheim Board in the event that a position is vacated or created. The Guggenheim Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the applicable Trust. The Trusts do not have a standing compensation committee. The Guggenheim Nominating and Governance Committee held three meetings during the Trusts’ most recently completed fiscal year. Additional information regarding the Guggenheim Nominating and Governance Committee may be found in the charter of the Guggenheim Nominating and Governance Committee, attached to this Joint Proxy Statement as Appendix A.

Valuation Oversight Committee—Messrs. Barnes, Chubb and Friedrich, each an Independent Trustee, serve on the Valuation Oversight Committee of the Guggenheim Board. The Valuation Oversight Committee assists the Guggenheim Board in overseeing the activities of Guggenheim Investments’ Valuation Committee and the valuation of securities and other assets held by the Funds. Duties of the Valuation Oversight Committee include reviewing the Funds’ valuation procedures, evaluating pricing services that are being used for the Funds and receiving reports relating to actions taken by Guggenheim Investments’ Valuation Committee. The Valuation Oversight Committee held four meetings during the Funds’ most recently completed fiscal year.
Board Consideration of Each Nominee’s Qualifications, Experience, Attributes and Skills
As set forth in Appendix A, the charter of the Guggenheim Nominating and Governance Committee requires that any trustee candidate have a college degree or equivalent business experience. The charter permits the Guggenheim Nominating and Governance Committee to take into account a variety of factors in considering trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Guggenheim Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Guggenheim Board’s composition.
The Guggenheim Nominating and Governance Committee will review and consider nominee candidates recommended by Fund shareholders, provided that the recommending shareholder follows the procedures set forth in the charter of the Guggenheim Nominating and Governance Committee, as set forth in Appendix A.

The following is a summary of each Nominee’s qualifications, experience, attributes and skills considered by the Guggenheim Nominating and Governance Committee and that, on an individual basis and in combination with those of the other Nominees, served as a basis for the Guggenheim Board’s conclusion that each Nominee is qualified to serve (or continue to serve, as applicable) on the Board of Trustees of each Trust. The Guggenheim Nominating and Governance Committee considered the factors as its members deemed relevant to evaluating the Nominees and considering whether each Nominee possesses the requisite skills and attributes to carry out the applicable oversight responsibilities with respect to the Funds, including, as applicable, their positions as members of the Guggenheim Board or boards of other trusts in the Guggenheim Family of Funds, their business and professional background and their knowledge of the Guggenheim Family of Funds and the various service providers to such funds. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the operations of the Funds, including the Funds’ performance and service providers. Generally, no one factor was decisive or controlling in the selection of an individual as a Nominee.
Randall C. Barnes—Mr. Barnes has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2004. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, his service on other registered investment company boards, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Angela Brock-Kyle—Ms. Brock-Kyle has served as a Rydex Trustee since 2016. Through her service as a Rydex Trustee, prior employment experience, including at TIAA where she spent 25 years in leadership roles, and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, governance and investment matters.
Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of Guggenheim Funds Trust since 2013, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 1994. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, and his prior experience in the commercial brokerage and commercial real estate market and service as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of Guggenheim Funds Trust since 2013, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at educational institutions have included all aspects of financial management and reporting. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as Chairman of the Audit Committee of the Guggenheim Board, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters. The Guggenheim Board has determined that Dr. Farley is an “audit committee financial expert” as defined by the U.S. Securities and Exchange Commission (“SEC”).
Roman Friedrich III—Mr. Friedrich has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2003. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as Chairman of the Contracts Review Committee of the Guggenheim Board, his prior service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
Thomas F. Lydon, Jr.—Mr. Lydon has served as a Rydex Trustee since 2005. Through his service as a Rydex Trustee and as Chairperson of the Governance and Nominating Committee, his experience as President of Global Trends

Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent, as well as his service on another board and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2003. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as Chairman of the Nominating and Governance Committee of the Guggenheim Board, his service on other registered investment company boards, his professional training and experience as an attorney and partner of a law firm, Momkus LLC, and his prior employment experience, including as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Sandra G. Sponem—Ms. Sponem has served as a Rydex Trustee since 2016. Through her service as a Rydex Trustee and as Chairperson of the Rydex Board, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Company, a construction and real estate development company, her Certified Public Accountant designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Rydex Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as the Independent Chairman of the Guggenheim Board, his service on other registered investment company boards, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Amy J. Lee—Ms. Lee has served as a Guggenheim Trustee and as a trustee of other funds in the Guggenheim Family of Funds since 2018. Through her service as Chief Legal Officer of the Trusts and certain other funds in the Guggenheim Family of Funds, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel of Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
Each Nominee also has familiarity with the Funds’ investment advisers (or their affiliates) and other service providers, and their operations, as well as the regulatory requirements governing regulated investment companies and the responsibilities of investment company boards as a result of their experience overseeing the Funds and/or other funds in the Guggenheim Family of Funds.
References to the experience, qualifications, attributes and skills of the Nominees are pursuant to requirements of the SEC, do not constitute holding out of any Nominee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Nominee by reason thereof.
Ownership of Securities
As of June 30, 2019, the Nominees and current Trustees beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Guggenheim Family of Funds in the dollar ranges set forth below. If a Fund is not shown for a Nominee or current Trustee, the Nominee or current Trustee did not beneficially own shares of the Fund as of such date.

None of the Nominees or their immediate family members had any interest in the Funds’ investment advisers or distributor, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Nominee’s spouse, children residing in the Nominee’s household and dependents of the Nominee. As of June 30, 2019, the Nominees, Trustees and officers (as a group) owned less than 1% of the outstanding shares of any share class of each Fund, except as listed in Appendix B.

Name	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Guggenheim Family of Funds
Randall C. Barnes	None	N/A	Over $100,000
Angela Brock-Kyle	None	N/A	None
Donald A. Chubb, Jr.	Guggenheim Floating Rate Strategies Fund	$10,001–$50,000	Over $100,000
	Guggenheim Large Cap Value Fund	$50,001– $100,000
	Guggenheim Macro Opportunities Fund	$50,001– $100,000
	Guggenheim Small Cap Value Fund	$10,001–$50,000
	Guggenheim StylePlus - Large Core Fund	$50,001– $100,000
	Guggenheim StylePlus - Mid Growth Fund	$50,001– $100,000
	Guggenheim Total Return Bond Fund	$50,001– $100,000
	Guggenheim World Equity Income Fund	$50,001– $100,000
	Guggenheim High Yield Fund	$50,001– $100,000
Jerry B. Farley	Guggenheim Alpha Opportunity Fund	Over $100,000	Over $100,000
	Guggenheim StylePlus - Large Core Fund	$10,001–$50,000
	Guggenheim World Equity Income Fund	Over $100,000
	Guggenheim Mid Cap Value Fund	Over $100,000
Roman Friedrich III	Guggenheim Floating Rate Strategies Fund	$10,001–$50,000	Over $100,000
	Guggenheim Macro Opportunities Fund	$10,001–$50,000
Thomas F. Lydon, Jr.	None	N/A	None
Ronald A. Nyberg	None	N/A	Over $100,000
Sandra G. Sponem	None	N/A	None

Ronald E. Toupin, Jr.	Guggenheim StylePlus - Mid Growth Fund	$10,001–$50,000	Over $100,000
	Guggenheim StylePlus - Large Core Fund	$10,001–$50,000
	Guggenheim Directional Allocation Fund	$10,001–$50,000
	Guggenheim Floating Rate Strategies Fund	$10,001–$50,000
	Guggenheim Investment Grade Bond Fund	$10,001–$50,000
	Guggenheim Limited Duration Fund	$50,001– $100,000
	Guggenheim Macro Opportunities Fund	$50,001– $100,000
	Guggenheim Total Return Bond Fund	$50,001– $100,000
	Guggenheim Large Cap Value Fund	$10,001–$50,000
Amy J. Lee	Guggenheim Macro Opportunities Fund	$1–$10,000	Over $100,000
	Guggenheim World Equity Income Fund	$1–$10,000
	Guggenheim StylePlus - Mid Growth Fund	$10,001–$50,000
Compensation
The Independent Trustees receive from the Guggenheim Family of Funds a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Guggenheim Board; the Chair of each of the Audit Committee, the Contracts Review Committee and the Nominating and Governance Committee of the Guggenheim Board; and each member of the Valuation Oversight Committee of the Guggenheim Board. In addition, fees are paid for special Guggenheim Board or Committee meetings, whether telephonic or in-person. No per meeting fee applies to meetings of the Valuation Oversight Committee. The Trusts also reimburse each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.
The aggregate compensation paid by each Trust and the aggregate compensation paid by the Guggenheim Family of Funds (and an additional fund that has a servicing agent that is an affiliated person of the Funds’ investment adviser) to each of the Independent Trustees during the Funds’ most recently completed fiscal year is set forth below. Each of the Independent Trustees is a trustee of other registered investment companies in the Guggenheim Family of Funds. The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trusts.

Name of Independent Trustees	Aggregate Compensation from Guggenheim Funds Trust	Aggregate Compensation from Transparent Value Trust	Aggregate Compensation from the Guggenheim Family of Funds
Randall C. Barnes	$88,885	$9,853	$345,257
Donald A. Chubb, Jr.	$90,666	$10,050	$264,929
Jerry B. Farley	$97,788	$10,840	$284,929
Roman Friedrich III	$94,227	$10,445	$274,929

Ronald A. Nyberg	$92,446	$10,248	$430,257
Ronald E. Toupin, Jr.	$115,196	$12,765	$401,929
Nominees who are not currently Guggenheim Trustees received no compensation from the Trusts during the most recently completed fiscal year but received compensation from the Rydex Funds trusts for their service on the applicable board of trustees.
If shareholders approve Proposal 1, it is expected that the Guggenheim Board will reconsider its compensation structure such that the members of each board in the Guggenheim Family of Funds will be compensated under a new, unified compensation structure.
The Funds’ investment advisers compensate the officers and directors who may also serve as officers or Trustees. Neither Trust pays any fees to, or reimburses expenses of, the Interested Trustee.
Additional Information about Officers of the Trusts
Officers of the Trusts are elected by the Guggenheim Board and serve at the pleasure of the Guggenheim Board. The table in Appendix C shows information about the officers of the Trusts, including their birth years, their positions with the Trusts and their principal occupation(s) during the past five years.
Board’s Role in Risk Oversight
The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds’ investments and operations, is performed by third-party service providers, primarily the Funds’ investment advisers and distributor. Consistent with its responsibility for oversight of the Trusts, the Guggenheim Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds and the Trusts include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Guggenheim Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and consequently, for managing risks associated with that activity. Each of the Funds’ investment advisers, distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Guggenheim Board oversight of different types of risks may be handled in different ways. As part of the Guggenheim Board’s periodic review of each Fund’s advisory and other service provider agreements, the Guggenheim Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Guggenheim Board oversees risk management for the Funds directly and through the committee structure the Guggenheim Board has established. The Guggenheim Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee to assist in the Guggenheim Board’s oversight functions, including oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Guggenheim Board has established an Executive Committee to act on the Guggenheim Board’s behalf, to the extent permitted and as necessary, in between meetings of the Guggenheim Board. Each committee reports its activities to the Guggenheim Board on a regular basis. The Guggenheim Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trusts and their service providers, including, in particular, the Trusts’ Chief Compliance Officer and independent registered public accounting firm and internal auditors for the Funds’ investment advisers or their affiliates, as applicable. In this connection, the Guggenheim Board requires officers of the Trusts to report to the full Guggenheim Board on a variety of matters at regular and special meetings of the Guggenheim Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Guggenheim Board meets with the Trusts’ Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receive a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trusts and certain service providers and the effectiveness of their implementation. The Guggenheim Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Guggenheim Board receives reports from the Funds’ investment advisers on the investments and securities trading of the Funds. With respect to valuation, the Valuation Oversight Committee oversees a pricing committee comprised of Trust officers and personnel of the Funds’ investment advisers. The Guggenheim Board has approved Fair Valuation procedures applicable to valuing the Funds’ securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Guggenheim Board also requires each investment adviser to a Fund to report to the Guggenheim Board on other matters relating to risk management on a regular and as-needed basis.
The Guggenheim Board oversees the Funds’ liquidity risks through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Funds’ investment advisers. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trusts implemented a liquidity risk management program (the “Liquidity Program”), which is reasonably designed to assess and manage the Funds’ liquidity risks. The Guggenheim Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”), who is responsible for administering the Liquidity Program. The Guggenheim Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Guggenheim Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds’ investment objectives and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Guggenheim Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Guggenheim Board receives, the Guggenheim Board may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ investment advisers, distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the investment advisers. The role of the Guggenheim Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trusts and this oversight role does not make the Guggenheim Board a guarantor of the Trusts’ investments, operations or activities. As a result of the foregoing and other factors, the Guggenheim Board’s risk management oversight is subject to limitations.
Role of Diversity in Considering Board Candidates
In considering Trustee nominee candidates, the Guggenheim Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Guggenheim Board’s composition. The Guggenheim Nominating and Governance Committee believes the Guggenheim Board generally benefits from diversity of background, experience and views among its members, and considers this in evaluating the composition of the Guggenheim Board, but has not adopted any specific policy in this regard.
Information about the Trusts’ Independent Registered Public Accounting Firm
Information about the Trusts’ independent registered public accounting firm is provided in Appendix D.
Required Vote

Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.

For Guggenheim Funds Trust, the presence in person or by proxy of shareholders owning 33 and 1/3% of the shares entitled to vote at the Meeting shall constitute a quorum at the Meeting. For Transparent Value Trust, the presence in person or by proxy of shareholders owning more than 25% of the total combined net asset value of all shares issued and outstanding and entitled to vote at the Meeting shall constitute a quorum at the Meeting.
When a quorum is present, a plurality of the shares voted shall elect a Nominee to the Board of Trustees of each Trust. A “plurality” means that Nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Trustees. As of the date of this Joint Proxy Statement, because each of the Nominees is the only nominee nominated for the relevant seat, provided a quorum is present at the Meeting, each Nominee is expected to be elected (or re-elected, as the case may be) to the Board of Trustees of the applicable Trust. With respect to Proposal 1 you may vote “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT.”
Proposal 1 applies on a Trust-wide basis, and all series of each Trust (i.e., the respective Funds) and classes thereof will vote together on Proposal 1. However, the vote on Proposal 1 (or any other proposal) or the election of a Nominee by the shareholders of one Trust will not affect Proposal 1 (or any other proposal) or the election of a Nominee with respect to the other Trust (e.g., the failure by one Trust to elect one or more Nominees will not affect the election of such Nominee(s) by another Trust). If the Nominees are not elected, the current Guggenheim Trustees will continue to oversee the Funds and the Guggenheim Board will evaluate other potential options, including the possible appointment of new trustees in compliance with applicable law.
Guggenheim Board’s Recommendation
THE GUGGENHEIM BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF THE FUNDS VOTE “FOR”
PROPOSAL 1 (ELECTION OF EACH NOMINEE)

OTHER BUSINESS
As of the date of this Joint Proxy Statement, the Guggenheim Trustees knew of no matter to be presented at the Meeting other than as set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy card.
ADDITIONAL INFORMATION
Shareholder Communications
Shareholders wishing to communicate with the Guggenheim Board or a Guggenheim Trustee should send such correspondence to the Guggenheim Board or a Guggenheim Trustee at the Trusts’ offices. Shareholder communications will be sent directly to the applicable Guggenheim Trustee(s).

Investment Advisers and Sub-Advisers
Security Investors, LLC (“Security Investors”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment adviser to Guggenheim Alpha Opportunity Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Municipal Income Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund and Guggenheim World Equity Income Fund.
Guggenheim Partners Investment Management, LLC (“GPIM”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment adviser to Guggenheim Capital Stewardship Fund, Guggenheim Directional Allocation Fund, Guggenheim Diversified Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Large-Cap Market Fund, Guggenheim RBP® Large-Cap Value Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Total Return Bond Fund and Guggenheim Ultra Short Duration Fund. GPIM is the sub-adviser to the Guggenheim Municipal Income Fund.
Concinnity Advisors, LP, located at 26 Derby Lane, Irvington, NY 10533, serves as the sub-adviser of the Guggenheim Capital Stewardship Fund.
Pursuant to the management agreements with respect to the Funds, the investment advisers furnish investment advisory, statistical and research services to the Funds, supervise and arrange for the purchase and sale of securities on behalf of the Funds and provide for the compilation and maintenance of records pertaining to the investment advisory functions, among other services. Each investment adviser is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”) in such capacities. GPIM is also registered as a commodity trading advisor (“CTA”) and is registered with the NFA in such capacity. Security Investors acts as CPO of Guggenheim Alpha Opportunity Fund, Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund. GPIM acts as CPO of Guggenheim Macro Opportunities Fund. GPIM and Security Investors (as applicable) also provide oversight services with respect to the advisory services that the sub-adviser furnishes to the Guggenheim Municipal Income Fund and Guggenheim Capital Stewardship Fund, respectively, pursuant to the applicable Subadvisory Agreement.
Administrator, Transfer Agent and Distributor
MUFG Investor Services, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the transfer and dividend paying agent for each of the Funds pursuant to a Transfer Agency Agreement with each Trust, and acts as the administrative agent for each of the Funds pursuant to a Fund Accounting and Administration Agreement with each Trust, each as amended.
Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, a Delaware limited liability company, serves as the principal underwriter for shares of each Trust pursuant to a Distribution Agreement.
Voting Information
Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement, but proxies may also be solicited by telephone and/or in person by representatives of the Trusts, regular employees of Guggenheim Investments or its affiliate(s), or AST Fund Solutions, the Funds’ proxy solicitor. If we have not received your vote as the date of the Meeting approaches, you may be contacted by a representative of the Funds or AST Fund Solutions, the Funds’ proxy solicitor, reminding you to vote your shares. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The cost of the Meeting, including the costs of retaining AST Fund Solutions, the Funds’ proxy solicitor, preparing and mailing of the notice, proxy statement and proxy and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by each Fund. The estimated cost of retaining AST Fund Solutions, the Funds’ proxy solicitor, is approximately $21,161 for Guggenheim Funds Trust and $471 for Transparent Value Trust. Each Fund will bear an allocated portion of the common costs based on their asset levels and amounts attributable to a specific Fund (e.g., mailing and printing costs for a specific Fund would be borne by that Fund).
Shareholder Voting. If you were a shareholder of record of any of the Funds as of the close of business on the Record Date, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares. Information regarding the number of shares outstanding for each Fund and for each class of each Fund as of the Record Date is provided in Appendix E. The persons who are known to have owned beneficially 5% or more of a class of a Fund’s outstanding shares as of August 15, 2019, are listed in Appendix F.
The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions marked on the proxy card, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions, your shares will be voted “FOR” Proposal 1.
In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. We encourage you to vote as soon as possible to make sure that each Fund receives enough votes to act on Proposal 1. Unless you attend the Meeting to vote in person, your vote (cast by mail, Internet or telephone) must be received by the applicable Trust prior to 11:59 p.m. Eastern Time on October 27, 2019. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy before the vote pursuant to that proxy is taken by: (a) written notice, including by electronic, telephonic, computerized or other alternative means, of its revocation to the Trust; (b) the subsequent execution of another proxy; (c) attending the Meeting and voting in person; or (d) written notice of the death or incapacity of the maker of the proxy received by the Trust before the vote pursuant to that proxy is counted.
Only shareholders or their duly appointed proxies can attend the Meeting. If you wish to attend the Meeting and vote in person, you can do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds at 1-800-345-7999 to obtain directions to the site of the Meeting.
For purposes of this Joint Proxy Statement, Meeting also refers to any other meeting called for the purpose of voting on Proposal 1.
Abstentions and Broker Non-Votes. Abstentions and “broker non-votes” will be counted toward establishing a quorum but will not be counted as votes cast with respect to Proposal 1. Accordingly, assuming the relevant quorum is present, abstentions and broker non-votes will have no effect on Proposal 1. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary authority to vote with respect to a particular proposal.
In addition, broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients may request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE that have not received instructions from a customer may grant authority to the proxies designated to vote on Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of Proposal 1. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.
Adjournment. For Guggenheim Funds Trust, the Meeting may be adjourned by the chair of the Meeting one or more times for any reason, including the failure of a quorum to be present at the Meeting or the failure of any proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment.
For Transparent Value Trust, if a quorum is not present, the holders of a majority of the votes present in person or by proxy shall have the power to adjourn the Meeting from time to time until a quorum shall be present or a date not more than 120 days after the original record date or another date and time within a reasonable time after the date set for Meeting. The person(s) named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against Proposal 1.
A shareholder vote may be taken on Proposal 1 (or other proposal) as it relates to a Trust prior to any adjournment if sufficient votes for approval have been received and it is otherwise appropriate. Such vote would be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to Proposal 1 as it relates to the other Trust or any other proposal relating to either Trust.
Shareholders Sharing the Same Address. As permitted by law, only one copy of the Notice of Internet Availability of Proxy Materials and/or this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trusts send. If you would like to receive an additional copy, please contact the Trusts by writing to the Trusts’ address or by calling the telephone number shown on the front page of this Joint Proxy Statement. The applicable Trust will then promptly deliver, upon request, a separate copy of the Notice of Internet Availability of Proxy Materials and/or this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Trust’s Notice of Internet Availability of Proxy Materials and/or proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.
Fund Investments in other Funds in the Guggenheim Family of Funds. A Fund may be a shareholder of record of, and own shares with voting rights of, another fund in the Guggenheim Family of Funds eligible to vote on the election of the Nominees. Consistent with applicable policies, such Fund will vote its shares in accordance with pass-through voting principles based on votes of its shareholders other than funds managed by Guggenheim Investments.
Shareholder Proposals
As a general matter, each Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of the applicable Trust.
Proposals must be received a reasonable time before the Trusts begin to print the proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. The person(s) named as proxies for any subsequent shareholders’ meeting will vote in accordance with their judgment with respect to proposals submitted on an untimely basis.
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE.

By order of the Guggenheim Board,

Brian E. Binder
President of each Trust

APPENDIX A
NOMINATING AND GOVERNANCE COMMITTEE CHARTER
GUGGENHEIM FUNDS

Formation
The Board of Directors/Trustees (the “Board”) of each of the registered investment companies listed in Appendix A hereto, as amended from time to time (each, a “Trust” and collectively, the “Trusts”), has established a Nominating and Governance Committee of the Board (the “Committee”), subject to the terms and conditions of this Charter. This Charter is intended to govern the conduct of the Committee.
Composition
The Committee will be composed exclusively of members of the Board (“Trustees” and individually, a “Trustee”) who are not “interested persons”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trusts (“Independent Trustees”).[1] The Committee will have such number of Independent Trustees as members as determined by the Board. The members of the Committee and the Chair of the Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.
Purpose
The purpose of the Committee of the Board is to review matters pertaining to the composition, committees, and operations of the Board.

Responsibilities and Authority

The Committee shall have the following duties and powers:

(1)	To evaluate and recommend all candidates for election or appointment as Trustees and recommend the appointment of members and chairs of each Board committee.

(2)	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3)	To evaluate periodically the effectiveness of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

Qualifications for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Trust’s investment adviser(s); (iv) the Trust’s shareholders (as discussed further below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee.

Funding
The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities as set forth in this Charter and, in this connection, shall have the authority to retain and consult experts, consultants or legal counsel as the Committee deems appropriate.

Reporting
At each regular meeting of the Board following a Committee meeting, the Committee will report to the Board on its activities and its findings and recommendations, if any.

Meetings
The Committee will meet annually, or more frequently as it deems necessary or appropriate or otherwise as circumstances dictate. Special meetings (including telephone meetings) may be called by the Committee Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.
Limitation of Responsibilities
Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee under applicable federal and state law.
Review of Charter
The Committee will review this Charter annually and recommend any changes it deems appropriate to the Board. This Charter, including any amendments to it, will be maintained in the records of the Trusts.

Adopted: April 3, 2014

***********************
[1] As contemplated by certain rules under the 1940 Act, the selection and nomination of candidates for election as members of the Board who are not “interested persons” (i.e., Independent Trustees) shall be made by the incumbent members of the Board who are Independent Trustees.

Appendix A

The Closed-End Funds

FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND (“FMO”)
GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST (“GBAB”)
GUGGENHEIM CREDIT ALLOCATION FUND (“GGM”)
GUGGENHEIM ENERGY & INCOME FUND (“XGEIX”)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (“GPM”)
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (“GOF”)

The Mutual Funds

GUGGENHEIM FUNDS TRUST
GUGGENHEIM VARIABLE FUNDS TRUST
GUGGENHEIM STRATEGY FUNDS TRUST
TRANSPARENT VALUE TRUST

Last Amended: May 22, 2019

Appendix B

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (the “SEC”) (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

APPENDIX B
NOMINEES, TRUSTEES AND MANAGEMENT OWNERSHIP
As of June 30, 2019, the Nominees, Trustees and officers (as a group) owned of record or beneficially less than 1% of the outstanding shares of any share class of each Fund, except as follows:

Fund	Share Class	Percentage
Guggenheim World Equity Income Fund	A	1.64%
Guggenheim StylePlus-Mid Growth Fund	P	24.06%
Guggenheim StylePlus-Large Core Fund	P	9.05%
Guggenheim Large Cap Value Fund	P	9.51%
Guggenheim Alpha Opportunity Fund	A	3.68%

APPENDIX C
OFFICERS OF THE TRUSTS

Name, Address[1] and Year of Birth of the Officers	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).
Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014 (Guggenheim Funds Trust) Since 2015 (Transparent Value Trust)
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee[3] (1961)	Chief Legal Officer and Vice President	Since 2007 (Vice President, Guggenheim Funds Trust) Since 2013 (Vice President, Transparent Value Trust) Since 2014 (Chief Legal Officer)
Current: Interested Trustee, certain funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present).
Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014 (Guggenheim Funds Trust) Since 2015 (Transparent Value Trust)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).

B-29

Name, Address[1] and Year of Birth of the Officers	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016
Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Michael P. Megaris (1984)	Assistant Secretary	Since 2014 (Guggenheim Funds Trust) Since 2015 (Transparent Value Trust)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012 (Guggenheim Funds Trust) Since 2016 (Transparent Value Trust)
Current: CCO, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).
Former: CCO, Security Investors, LLC (2012-2018); CCO, Guggenheim Funds Investment Advisors, LLC (2012-January 2018); CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux M. Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2013-present).
Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2015-2018).

Adam Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Name, Address[1] and Year of Birth of the Officers	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
William Rehder (1967)	Assistant Vice President	Since February 2019	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly Scott (1974)	Assistant Treasurer	Since 2014 (Guggenheim Funds Trust) Since 2015 (Transparent Value Trust)
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014 (Guggenheim Funds Trust) Since 2015 (Transparent Value Trust)
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer
Since 2014 (Chief Financial Officer, Chief Accounting Officer and Treasurer, Guggenheim Funds Trust)
Since 2015 (Chief Financial Officer and Chief Accounting Officer, Transparent Value Trust)
Since February 2019 (Treasurer, Transparent Value Trust)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Name, Address[1] and Year of Birth of the Officers	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

1.	The business address of each officer is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
2.	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served may include time served in the respective position for any predecessor entities.
3.	Ms. Lee is also a Trustee of each Trust.

APPENDIX D
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND RELATED FEES
The firm of Ernst & Young LLP (“Ernst & Young”) has been selected as independent auditor of the Trusts for each Trust’s current fiscal year. Ernst & Young has confirmed to the Audit Committee of each Board that they are independent auditors with respect to the Trusts. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish and will be available to answer questions if necessary.
Certain information concerning the fees and services provided by Ernst & Young to the Trusts and to the Funds’ investment advisers and their affiliates for the two most recently completed fiscal years of the Trusts is provided below. The Audit Committee is responsible for the engagement, compensation and oversight of Ernst & Young. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by Ernst & Young for the Funds in accordance with the Audit Committee Charter and the 1940 Act and considers matters with respect to Ernst & Young’s independence each year. For the two most recent fiscal years for each of the Funds, none of the services provided to the Trusts or described under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements. The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by Ernst & Young to each Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser is compatible with maintaining the independent registered public accounting firm’s independence.
The following table sets forth the aggregate fees billed by Ernst & Young for professional services rendered to each Trust during the two most recent fiscal years.

	GUGGENHEIM FUNDS TRUST	TRANSPARENT VALUE TRUST
Audit Fees	9/30/18: $605,778	9/30/18: $82,179
	9/30/17: $571,463	9/30/17: $83,201
Audit-Related Fees	9/30/18: $0	9/30/18: $0
	9/30/17: $0	9/30/17: $0
Tax Fees	9/30/18: $229,041	9/30/18: $44,894
	9/30/17: $200,330	9/30/17: $37,631
All Other Fees	9/30/18: $0	9/30/18: $0
	9/30/17: $0	9/30/17: $0
Aggregate Non-Audit Fees	9/30/18: $229,041	9/30/18: $44,894
	9/30/17: $200,330	9/30/17: $37,631

Audit Fees. The aggregate fees billed by Ernst & Young for professional services rendered for the audit of each Trust’s annual financial statements in connection with statutory and regulatory filings.

Audit-Related Fees. The aggregate fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the annual audit or review of a Trust’s financial statements, including fees relating to services rendered, and out-of-pocket expenses incurred, in connection with the Trusts’ registration statements (and not reported above).
Tax Fees. The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning, including preparation of tax returns and distribution assistance.
All Other Fees. The aggregate fees billed by Ernst & Young for products and services provided by Ernst & Young to the Funds, other than the services reported above.

Aggregate Non-Audit Fees. The aggregate non-audit fees were for tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning, including preparation of tax returns and distribution assistance. All non-audit services rendered were pre-approved by the Audit Committee.

APPENDIX E
OUTSTANDING SHARES
As of the Record Date, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below.

Fund	Class	Shares Outstanding	Total Shares Outstanding for Fund
Guggenheim Alpha Opportunity Fund	A	430,590	3,729,658
	C	47,039
	Institutional	3,141,925
	P	110,103
Guggenheim Capital Stewardship Fund	Institutional	7,570,864	7,570,864
Guggenheim Diversified Income Fund	A	7,133	269,957
	C	30,659
	Institutional	227,375
	P	4,790
Guggenheim Floating Rate Strategies Fund	A	9,937,636	69,344,954
	C	4,626,698
	Institutional	42,391,229
	R6	3,239,501
	P	9,149,891
Guggenheim High Yield Fund	A	6,241,376	42,643,426
	C	1,962,536
	Institutional	19,760,743
	R6	13,910,463
	P	768,307
Guggenheim Investment Grade Bond Fund	A	7,832,178	43,032,494
	C	1,237,648
	Institutional	31,290,559
	P	2,672,109
Guggenheim Large Cap Value Fund	A	1,230,424	1,292,281
	C	39,552
	Institutional	18,795
	P	3,510
Guggenheim Limited Duration Fund	A	23,118,106	145,530,318
	C	3,445,210
	Institutional	101,387,807
	R6	12,716,118
	P	4,863,078

Guggenheim Macro Opportunities Fund	A	18,675,699	251,099,635
	C	12,815,889
	Institutional	213,593,180
	R6	704,714
	P	5,310,153
Guggenheim Market Neutral Real Estate Fund	A	101,935	324,207
	C	4,887
	Institutional	204,892
	P	12,493
Guggenheim Mid Cap Value Fund	A	11,151,827	13,227,529
	C	1,577,362
	P	498,339
Guggenheim Mid Cap Value Institutional Fund	Institutional	5,869,977	5,869,977
Guggenheim Municipal Income Fund	A	3,236,072	4,432,005
	C	147,520
	Institutional	1,032,757
	P	15,655
Guggenheim Risk Managed Real Estate Fund	A	477,389	6,456,491
	C	41,588
	Institutional	5,612,309
	P	325,205
Guggenheim Small Cap Value Fund	A	787,727	1,213,733
	C	137,875
	Institutional	284,534
	P	3,597
Guggenheim StylePlus-Large Core Fund	A	9,666,862	9,928,732
	C	69,059
	Institutional	181,589
	P	11,222
Guggenheim StylePlus-Mid Growth Fund	A	2,116,292	2,204,603
	C	66,885
	Institutional	19,073
	P	2,353
Guggenheim Total Return Bond Fund	A	22,130,429	496,325,349
	C	10,329,297
	Institutional	431,988,449
	R6	1,947,699
	P	29,929,476
Guggenheim Ultra Short Duration Fund	A	2,581,025	45,356,279
	Institutional	42,775,253

Guggenheim World Equity Income Fund	A	4,007,337	4,512,548
	C	262,514
	Institutional	234,341
	P	8,355

Fund	Class	Shares Outstanding	Total Shares Outstanding for Fund
Guggenheim Directional Allocation Fund	A	6,429,606	34,812,349
	C	11,696,610
	Institutional	15,811,552
	P	874,582
Guggenheim RBP Dividend Fund	A	462,869	1,752,867
	C	431,482
	Institutional	739,567
	P	118,949
Guggenheim RBP Large-Cap Defensive Fund	A	427,663	1,381,791
	C	369,567
	Institutional	546,872
	P	37,689
Guggenheim RBP Large-Cap Market Fund	A	432,235	1,419,368
	C	643,810
	Institutional	329,388
	P	13,935
Guggenheim RBP Large-Cap Value Fund	A	9,204	342,954
	C	31,880
	Institutional	259,296
	P	42,574

APPENDIX F
BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND
As of August 15, 2019, the following persons and other entities who are known to the Trust owned beneficially 5% or more of a class of a Fund’s outstanding securities.

Fund	Share Class	Name and Address of Owner	Number of Shares	Percent of Class Owned
Guggenheim Alpha Opportunity Fund	Institutional	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	167,833	5.34
Guggenheim Alpha Opportunity Fund	Institutional	Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund 227 West Monroe Street Chicago, IL 60606	2,726,278	86.73
Guggenheim StylePlus-Large Core Fund	Institutional	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	15,869	8.85
Guggenheim StylePlus-Large Core Fund	Institutional	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	58,274	32.48
Guggenheim StylePlus-Large Core Fund	Institutional	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	57,024	31.79
Guggenheim High Yield Fund	Institutional	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	2,838,774	14.51
Guggenheim High Yield Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	5,189,159	26.53
Guggenheim High Yield Fund	Institutional	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	2,607,262	13.33
Guggenheim High Yield Fund	Institutional	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	1,292,355	6.61
Guggenheim High Yield Fund	Institutional	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	1,442,992	7.38
Guggenheim High Yield Fund	Institutional	LPL Financial 4707 Executive Drive San Diego, CA 92121	1,954,560	9.99
Guggenheim High Yield Fund	Institutional	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,493,633	7.64

Guggenheim StylePlus-Mid Growth Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	3,471	18.70
Guggenheim StylePlus-Mid Growth Fund	Institutional	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	1,895	10.21
Guggenheim StylePlus-Mid Growth Fund	Institutional	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	954	5.14
Guggenheim StylePlus-Mid Growth Fund	Institutional	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,691	9.11
Guggenheim StylePlus-Mid Growth Fund	Institutional	Marsha and David Caudell	1,445	7.78
Guggenheim StylePlus-Mid Growth Fund	Institutional	Roger Fugate	1,396	7.52
Guggenheim Mid Cap Value Institutional Fund	Institutional	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	2,039,947	34.51
Guggenheim Mid Cap Value Institutional Fund	Institutional	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	493,558	8.35
Guggenheim Mid Cap Value Institutional Fund	Institutional	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	297,195	5.03
Guggenheim Mid Cap Value Institutional Fund	Institutional	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	605,748	10.25
Guggenheim Mid Cap Value Institutional Fund	Institutional	LPL Financial 4707 Executive Drive San Diego, CA 92121	378,611	6.40
Guggenheim Mid Cap Value Institutional Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	1,083,327	18.32
Guggenheim Small Cap Value Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	239,452	86.25
Guggenheim Small Cap Value Fund	Institutional	Nationwide Trust Company PO Box 182029 Columbus, OH 43218	17,950	6.47
Guggenheim Investment Grade Bond Fund	Institutional	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	2,517,481	8.05
Guggenheim Investment Grade Bond Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	2,654,125	8.49

Guggenheim Investment Grade Bond Fund	Institutional	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	2,935,318	9.38
Guggenheim Investment Grade Bond Fund	Institutional	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	2,587,776	8.27
Guggenheim Investment Grade Bond Fund	Institutional	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	1,722,070	5.51
Guggenheim Investment Grade Bond Fund	Institutional	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	1,663,848	5.32
Guggenheim Investment Grade Bond Fund	Institutional	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	4,757,419	15.21
Guggenheim Investment Grade Bond Fund	Institutional	American Enterprises Investment Services Inc. 707 2nd Avenue South Minneapolis, MN 55402	4,908,533	15.69
Guggenheim Investment Grade Bond Fund	Institutional	Benefit Trust Company FBO Customers PO Box 12765 Overland Park, KS 66282	5,122,656	16.38
Guggenheim Macro Opportunities Fund	Institutional	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	26,572,382	12.33
Guggenheim Macro Opportunities Fund	Institutional	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11,544,035	5.36
Guggenheim Macro Opportunities Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	30,511,903	14.16
Guggenheim Macro Opportunities Fund	Institutional	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	22,019,541	10.22
Guggenheim Macro Opportunities Fund	Institutional	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	42,007,393	19.50
Guggenheim Macro Opportunities Fund	Institutional	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	18,954,871	8.80
Guggenheim Macro Opportunities Fund	Institutional	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	12,417,631	5.76
Guggenheim Floating Rate Strategies Fund	Institutional	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	6,822,932	15.81

Guggenheim Floating Rate Strategies Fund	Institutional	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	2,888,801	6.69
Guggenheim Floating Rate Strategies Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	6,589,314	15.27
Guggenheim Floating Rate Strategies Fund	Institutional	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	6,156,478	14.27
Guggenheim Floating Rate Strategies Fund	Institutional	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	4,556,406	10.56
Guggenheim Floating Rate Strategies Fund	Institutional	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	2,778,562	6.44
Guggenheim Floating Rate Strategies Fund	Institutional	LPL Financial 4707 Executive Drive San Diego, CA 92121	2,182,387	5.06
Guggenheim Floating Rate Strategies Fund	Institutional	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	4,381,797	10.15
Guggenheim Total Return Bond Fund	Institutional	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	52,807,272	12.31
Guggenheim Total Return Bond Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	56,077,078	13.08
Guggenheim Total Return Bond Fund	Institutional	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	53,225,610	12.41
Guggenheim Total Return Bond Fund	Institutional	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	59,418,404	13.86
Guggenheim Total Return Bond Fund	Institutional	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	25,655,548	5.98
Guggenheim Total Return Bond Fund	Institutional	LPL Financial 4707 Executive Drive San Diego, CA 92121	22,487,519	5.24
Guggenheim Total Return Bond Fund	Institutional	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	34,590,049	8.07
Guggenheim Total Return Bond Fund	Institutional	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	21,868,277	5.10

Guggenheim Municipal Income Fund	Institutional	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	329,781	32.46
Guggenheim Municipal Income Fund	Institutional	LPL Financial 4707 Executive Drive San Diego, CA 92121	211,353	20.80
Guggenheim Municipal Income Fund	Institutional	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	75,463	7.43
Guggenheim Municipal Income Fund	Institutional	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	243,139	23.93
Guggenheim Limited Duration Fund	Institutional	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	17,254,204	16.93
Guggenheim Limited Duration Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	6,510,105	6.39
Guggenheim Limited Duration Fund	Institutional	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	11,467,415	11.25
Guggenheim Limited Duration Fund	Institutional	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	29,212,525	28.66
Guggenheim Limited Duration Fund	Institutional	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	5,937,640	5.83
Guggenheim Limited Duration Fund	Institutional	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	6,132,957	6.02
Guggenheim Risk Managed Real Estate Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	863,945	15.51
Guggenheim Risk Managed Real Estate Fund	Institutional	Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund 227 West Monroe Street Chicago, IL 60606	541,858	9.73
Guggenheim Risk Managed Real Estate Fund	Institutional	National Bank of Canada 1155 Metcalfe Street Montreal, Quebec, H3B 5G2 Canada	633,302	11.37
Guggenheim Risk Managed Real Estate Fund	Institutional	ING Financial Markets LLC 1133 Avenue of the Americas New York, NY 10036	776,780	13.95
Guggenheim Risk Managed Real Estate Fund	Institutional	Goldman, Sachs & Co. 200 West Street New York, NY 10282	723,327	12.99

Guggenheim Risk Managed Real Estate Fund	Institutional	Gerlach & Co., LLC 3800 Citigroup Center Tampa, FL 33610	901,939	16.19
Guggenheim Risk Managed Real Estate Fund	Institutional	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	338,387	6.08
Guggenheim Capital Stewardship Fund	Institutional	National Bank of Canada 1155 Metcalfe Street Montreal, Quebec, H3B 5G2 Canada	414,856	5.48
Guggenheim Capital Stewardship Fund	Institutional	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	1,750,692	23.12
Guggenheim Capital Stewardship Fund	Institutional	Canada Pension Plan Investment Board One Queen Street East Toronoto, Ontario M5C 2W5 Canada	3,068,774	40.53
Guggenheim Capital Stewardship Fund	Institutional	J.P. Morgan Securities PLC 383 Madison Avenue New York, NY 10179	1,749,571	23.11
Guggenheim Diversified Income Fund	Institutional	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606	220,992	97.19
Guggenheim Market Neutral Real Estate Fund	Institutional	Security Investors, LLC 227 West Monroe Street Chicago, IL 60606	203,067	99.11
Guggenheim Ultra Short Duration Fund	Institutional	Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund 227 West Monroe Street Chicago, IL 60606	9,200,548	22.26
Guggenheim Ultra Short Duration Fund	Institutional	Rydex Variable Trust - NASDAQ-100 Fund 702 King Farm Blvd. Rockville, MD 20850	2,152,983	5.21
Guggenheim Ultra Short Duration Fund	Institutional	Rydex Variable Trust - NASDAQ-100 2x Strategy Fund 702 King Farm Blvd. Rockville, MD 20850	2,660,964	6.44
Guggenheim Ultra Short Duration Fund	Institutional	Guggenheim Funds Trust - Guggenheim Total Return Bond Fund 227 West Monroe Street Chicago, IL 60606	2,604,678	6.30
Guggenheim World Equity Income Fund	Institutional	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	25,509	10.94
Guggenheim World Equity Income Fund	Institutional	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	24,811	10.64
Guggenheim World Equity Income Fund	Institutional	RBC Capital Markets, LLC FBO Customers 60 South Sixth Street Minneapolis, MN 55402	16,992	7.29

Guggenheim World Equity Income Fund	Institutional	LPL Financial 4707 Executive Drive San Diego, CA 92121	56,333	24.16
Guggenheim World Equity Income Fund	Institutional	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	16,046	6.88
Guggenheim World Equity Income Fund	Institutional	Guggenheim Funds Trust - Guggenheim Diversified Income Fund 227 West Monroe Street Chicago, IL 60606	24,025	10.30
Guggenheim Large Cap Value Fund	Institutional	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	2,658	14.28
Guggenheim Large Cap Value Fund	Institutional	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	4,700	25.24
Guggenheim Large Cap Value Fund	Institutional	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	9,256	49.72
Guggenheim Macro Opportunities Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	3,383,735	63.66
Guggenheim Macro Opportunities Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	831,706	15.65
Guggenheim Macro Opportunities Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	896,867	16.87
Guggenheim Floating Rate Strategies Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	5,500,825	60.38
Guggenheim Floating Rate Strategies Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	1,481,537	16.26
Guggenheim Floating Rate Strategies Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	1,916,319	21.04
Guggenheim Total Return Bond Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	8,848,814	29.63
Guggenheim Total Return Bond Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	15,060,070	50.43
Guggenheim Total Return Bond Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	4,834,562	16.19
Guggenheim Municipal Income Fund	Class P	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606	873	5.54

Guggenheim Municipal Income Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	1,754	11.12
Guggenheim Municipal Income Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	5,843	37.04
Guggenheim Municipal Income Fund	Class P	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6,130	38.86
Guggenheim Municipal Income Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	1,174	7.44
Guggenheim Limited Duration Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	1,070,504	21.81
Guggenheim Limited Duration Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	2,853,830	58.14
Guggenheim Limited Duration Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	891,230	18.16
Guggenheim Risk Managed Real Estate Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	57,688	18.14
Guggenheim Risk Managed Real Estate Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	194,920	61.30
Guggenheim Risk Managed Real Estate Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	60,076	18.89
Guggenheim Alpha Opportunity Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	16,665	15.00
Guggenheim Alpha Opportunity Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	86,409	77.80
Guggenheim Alpha Opportunity Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	6,735	6.06
Guggenheim Diversified Income Fund	Class P	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606	4,663	96.18
Guggenheim StylePlus-Large Core Fund	Class P	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606	732	6.67

Guggenheim StylePlus-Large Core Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	936	8.52
Guggenheim StylePlus-Large Core Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	6,770	61.62
Guggenheim StylePlus-Large Core Fund	Class P	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,786	16.25
Guggenheim StylePlus-Large Core Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	763	6.95
Guggenheim Market Neutral Real Estate Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	7,151	60.88
Guggenheim Market Neutral Real Estate Fund	Class P	Security Investors, LLC 227 West Monroe Street Chicago, IL 60606	4,380	37.29
Guggenheim World Equity Income Fund	Class P	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606	816	9.76
Guggenheim World Equity Income Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	1,067	12.77
Guggenheim World Equity Income Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	6,473	77.47
Guggenheim High Yield Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	108,593	14.17
Guggenheim High Yield Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	512,737	66.90
Guggenheim High Yield Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	105,950	13.82
Guggenheim StylePlus-Mid Growth Fund	Class P	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606	364	15.47
Guggenheim StylePlus-Mid Growth Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	565	24.02
Guggenheim StylePlus-Mid Growth Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	1,338	56.91
Guggenheim Mid Cap Value Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	95,955	19.23

Guggenheim Mid Cap Value Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	288,903	57.90
Guggenheim Mid Cap Value Fund	Class P	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	62,207	12.47
Guggenheim Mid Cap Value Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	36,161	7.25
Guggenheim Small Cap Value Fund	Class P	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606	914	25.40
Guggenheim Small Cap Value Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	2,420	67.29
Guggenheim Small Cap Value Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	263	7.31
Guggenheim Investment Grade Bond Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	369,515	13.85
Guggenheim Investment Grade Bond Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	2,086,415	78.20
Guggenheim Investment Grade Bond Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	169,864	6.37
Guggenheim Large Cap Value Fund	Class P	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606	300	8.63
Guggenheim Large Cap Value Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	3,088	88.74
Guggenheim High Yield Fund	R6	Goldman Sachs Profit Sharing Master Trust 1200 Crown Colony Drive Quincy, MA 02169	13,765,581	98.79
Guggenheim Macro Opportunities Fund	R6	Wilshire Institutional Master Fund 190 Elgin Avenue George Town, Grand Cayman KY1-9005	678,668	96.29
Guggenheim Floating Rate Strategies Fund	R6	Guggenheim Funds Trust - Guggenheim Total Return Bond Fund 227 West Monroe Street Chicago, IL 60606	2,092,425	64.59
Guggenheim Floating Rate Strategies Fund	R6	Guggenheim Funds Trust - Guggenheim Limited Duration Fund 227 West Monroe Street Chicago, IL 60606	954,033	29.45

Guggenheim Total Return Bond Fund	R6	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	417,919	21.51
Guggenheim Total Return Bond Fund	R6	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	196,602	10.12
Guggenheim Total Return Bond Fund	R6	Guggenheim Variable Funds Trust - Series E (Total Return Bond Series) 227 West Monroe Street Chicago, IL 60606	220,864	11.37
Guggenheim Total Return Bond Fund	R6	Reliance Trust Company FBO Customers PO Box 28004 Atlanta, GA 30358	127,895	6.58
Guggenheim Total Return Bond Fund	R6	MG Trust Company FBO Customers 717 17th Street Denver, CO 80202	310,098	15.96
Guggenheim Total Return Bond Fund	R6	Benefit Trust Company FBO Customers 5901 College Blvd. Overland Park, KS 66282	251,520	12.95
Guggenheim Total Return Bond Fund	R6	Matrix Trust Company FBO Customers 35 Iron Point Circle Folsom, CA 95630	118,114	6.08
Guggenheim Total Return Bond Fund	R6	DCGT FBO Customers 711 High Street Des Moines, IA 50392	105,723	5.44
Guggenheim Limited Duration Fund	R6	Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund 227 West Monroe Street Chicago, IL 60606	12,553,457	98.72
Guggenheim Alpha Opportunity Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	169,173	38.93
Guggenheim Alpha Opportunity Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	45,311	10.43
Guggenheim Alpha Opportunity Fund	Class A	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	56,009	12.89
Guggenheim StylePlus-Large Core Fund	Class A	Security Benefit Life Insurance Company FBO SBL Variable Annuity Account XIV 5801 SW 6th Avenue Topeka, KS 66636	929,489	9.60
Guggenheim StylePlus-Large Core Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	1,133,602	11.71
Guggenheim World Equity Income Fund	Class A	Security Benefit Life Insurance Company FBO SBL Variable Annuity Account XIV 5801 SW 6th Avenue Topeka, KS 66636	385,715	9.58
Guggenheim World Equity Income Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	2,564,772	63.67

Guggenheim High Yield Fund	Class A	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	411,196	6.55
Guggenheim High Yield Fund	Class A	Security Benefit Life Insurance Company FBO SBL Variable Annuity Account XIV 5801 SW 6th Avenue Topeka, KS 66636	344,002	5.48
Guggenheim High Yield Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	2,515,088	40.08
Guggenheim High Yield Fund	Class A	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	346,038	5.51
Guggenheim High Yield Fund	Class A	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	425,236	6.78
Guggenheim StylePlus-Mid Growth Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	476,348	22.44
Guggenheim Mid Cap Value Fund	Class A	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	981,865	8.77
Guggenheim Mid Cap Value Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	791,824	7.07
Guggenheim Mid Cap Value Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	3,761,999	33.60
Guggenheim Mid Cap Value Fund	Class A	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	721,292	6.44
Guggenheim Mid Cap Value Fund	Class A	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	678,631	6.06
Guggenheim Small Cap Value Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	517,530	65.80
Guggenheim Investment Grade Bond Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,550,425	20.05
Guggenheim Investment Grade Bond Fund	Class A	Security Benefit Life Insurance Company FBO SBL Variable Annuity Account XIV 5801 SW 6th Avenue Topeka, KS 66636	419,159	5.42
Guggenheim Investment Grade Bond Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	3,116,745	40.30
Guggenheim Investment Grade Bond Fund	Class A	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	722,905	9.35

Guggenheim Large Cap Value Fund	Class A	Security Benefit Life Insurance Company FBO SBL Variable Annuity Account XIV 5801 SW 6th Avenue Topeka, KS 66636	247,548	20.00
Guggenheim Large Cap Value Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	568,011	45.89
Guggenheim Macro Opportunities Fund	Class A	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	1,771,596	9.43
Guggenheim Macro Opportunities Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,732,142	9.22
Guggenheim Macro Opportunities Fund	Class A	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	2,936,927	15.63
Guggenheim Macro Opportunities Fund	Class A	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	2,436,981	12.97
Guggenheim Macro Opportunities Fund	Class A	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	3,706,049	19.72
Guggenheim Macro Opportunities Fund	Class A	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	1,489,901	7.93
Guggenheim Floating Rate Strategies Fund	Class A	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	1,516,833	15.15
Guggenheim Floating Rate Strategies Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,143,912	11.43
Guggenheim Floating Rate Strategies Fund	Class A	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	1,059,804	10.59
Guggenheim Floating Rate Strategies Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	1,336,090	13.34
Guggenheim Floating Rate Strategies Fund	Class A	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	1,189,595	11.88
Guggenheim Floating Rate Strategies Fund	Class A	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	631,036	6.30
Guggenheim Floating Rate Strategies Fund	Class A	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	716,585	7.16

Guggenheim Floating Rate Strategies Fund	Class A	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	1,130,657	11.29
Guggenheim Total Return Bond Fund	Class A	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	1,328,247	5.79
Guggenheim Total Return Bond Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,624,648	7.08
Guggenheim Total Return Bond Fund	Class A	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	4,994,584	21.77
Guggenheim Total Return Bond Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	3,659,248	15.95
Guggenheim Total Return Bond Fund	Class A	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	2,152,283	9.38
Guggenheim Total Return Bond Fund	Class A	LPL Financial 4707 Executive Drive San Diego, CA 92121	1,857,249	8.10
Guggenheim Total Return Bond Fund	Class A	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	1,864,487	8.13
Guggenheim Municipal Income Fund	Class A	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	362,986	11.20
Guggenheim Municipal Income Fund	Class A	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	196,482	6.06
Guggenheim Municipal Income Fund	Class A	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	497,951	15.36
Guggenheim Municipal Income Fund	Class A	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	934,063	28.81
Guggenheim Municipal Income Fund	Class A	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	289,256	8.92
Guggenheim Municipal Income Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	186,460	5.75
Guggenheim Municipal Income Fund	Class A	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	260,876	8.05

Guggenheim Limited Duration Fund	Class A	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	3,447,932	14.94
Guggenheim Limited Duration Fund	Class A	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	7,052,559	30.55
Guggenheim Limited Duration Fund	Class A	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	3,108,834	13.47
Guggenheim Limited Duration Fund	Class A	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	2,010,630	8.71
Guggenheim Limited Duration Fund	Class A	J.P. Morgan Securities LLC FBO Customers 4 Chase Metrotech Center Brooklyn , NY 11245	1,389,881	6.02
Guggenheim Limited Duration Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,225,266	5.31
Guggenheim Risk Managed Real Estate Fund	Class A	UMB Bank FBO Customers 5801 SW 6th Avenue Topeka, KS 66636	361,529	75.95
Guggenheim Risk Managed Real Estate Fund	Class A	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	28,402	5.97
Guggenheim Diversified Income Fund	Class A	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606	4,663	65.37
Guggenheim Diversified Income Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,516	21.26
Guggenheim Diversified Income Fund	Class A	Walter A. Mazur, Jr.	394	5.52
Guggenheim Market Neutral Real Estate Fund	Class A	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	97,439	95.59
Guggenheim Ultra Short Duration Fund	Class A	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	757,190	39.92
Guggenheim Ultra Short Duration Fund	Class A	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	930,462	49.06
Guggenheim Alpha Opportunity Fund	Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121	5,659	12.03
Guggenheim Alpha Opportunity Fund	Class C	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	2,407	5.12

Guggenheim Alpha Opportunity Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	23,280	49.47
Guggenheim Alpha Opportunity Fund	Class C	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	6,590	14.00
Guggenheim StylePlus-Large Core Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	11,095	16.02
Guggenheim StylePlus-Large Core Fund	Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121	7,296	10.53
Guggenheim StylePlus-Large Core Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8,517	12.30
Guggenheim StylePlus-Large Core Fund	Class C	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	4,733	6.83
Guggenheim StylePlus-Large Core Fund	Class C	Henry S. Mierzwa Jr. Living Trust	5,192	7.50
Guggenheim World Equity Income Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	28,996	10.91
Guggenheim World Equity Income Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	27,982	10.53
Guggenheim World Equity Income Fund	Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121	21,395	8.05
Guggenheim World Equity Income Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	89,360	33.61
Guggenheim World Equity Income Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	29,485	11.09
Guggenheim High Yield Fund	Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	179,245	9.20
Guggenheim High Yield Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	214,446	11.00
Guggenheim High Yield Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	501,651	25.74
Guggenheim High Yield Fund	Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121	105,111	5.39

Guggenheim High Yield Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	201,474	10.34
Guggenheim High Yield Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	347,020	17.81
Guggenheim StylePlus-Mid Growth Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	5,604	8.38
Guggenheim StylePlus-Mid Growth Fund	Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121	8,486	12.69
Guggenheim StylePlus-Mid Growth Fund	Class C	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	12,296	18.38
Guggenheim Mid Cap Value Fund	Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	135,578	8.49
Guggenheim Mid Cap Value Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	239,080	14.97
Guggenheim Mid Cap Value Fund	Class C	RBC Capital Markets, LLC FBO Customers 60 South Sixth Street Minneapolis, MN 55402	112,915	7.07
Guggenheim Mid Cap Value Fund	Class C	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	94,977	5.95
Guggenheim Mid Cap Value Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	211,103	13.22
Guggenheim Mid Cap Value Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	149,313	9.35
Guggenheim Mid Cap Value Fund	Class C	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	269,265	16.86
Guggenheim Small Cap Value Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	10,687	7.75
Guggenheim Small Cap Value Fund	Class C	RBC Capital Markets, LLC FBO Customers 60 South Sixth Street Minneapolis, MN 55402	35,784	25.96
Guggenheim Small Cap Value Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	14,644	10.62
Guggenheim Small Cap Value Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11,211	8.13

Guggenheim Small Cap Value Fund	Class C	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	13,407	9.72
Guggenheim Investment Grade Bond Fund	Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	142,135	11.74
Guggenheim Investment Grade Bond Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	192,498	15.91
Guggenheim Investment Grade Bond Fund	Class C	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	135,716	11.21
Guggenheim Investment Grade Bond Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	153,051	12.65
Guggenheim Investment Grade Bond Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	119,621	9.88
Guggenheim Investment Grade Bond Fund	Class C	American Enterprises Investment Services Inc. 707 2nd Avenue South Minneapolis, MN 55402	124,749	10.31
Guggenheim Large Cap Value Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	7,205	18.11
Guggenheim Large Cap Value Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	6,346	15.95
Guggenheim Large Cap Value Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	2,447	6.15
Guggenheim Macro Opportunities Fund	Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	1,800,435	13.94
Guggenheim Macro Opportunities Fund	Class C	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	803,020	6.22
Guggenheim Macro Opportunities Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	3,108,145	24.06
Guggenheim Macro Opportunities Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	2,164,073	16.75

Guggenheim Macro Opportunities Fund	Class C	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	1,349,173	10.44
Guggenheim Macro Opportunities Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	910,862	7.05
Guggenheim Floating Rate Strategies Fund	Class C	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	308,237	6.60
Guggenheim Floating Rate Strategies Fund	Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	898,251	19.22
Guggenheim Floating Rate Strategies Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	467,973	10.01
Guggenheim Floating Rate Strategies Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	1,092,457	23.38
Guggenheim Floating Rate Strategies Fund	Class C	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	442,175	9.46
Guggenheim Floating Rate Strategies Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	339,977	7.28
Guggenheim Total Return Bond Fund	Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	1,544,810	14.96
Guggenheim Total Return Bond Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	2,162,419	20.95
Guggenheim Total Return Bond Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	1,651,604	16.00
Guggenheim Total Return Bond Fund	Class C	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	904,605	8.76
Guggenheim Total Return Bond Fund	Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121	542,057	5.25
Guggenheim Total Return Bond Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	731,158	7.08
Guggenheim Total Return Bond Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,283,139	12.43

Guggenheim Municipal Income Fund	Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	12,421	8.42
Guggenheim Municipal Income Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	17,091	11.59
Guggenheim Municipal Income Fund	Class C	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	50,708	34.37
Guggenheim Municipal Income Fund	Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121	14,633	9.92
Guggenheim Municipal Income Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	29,990	20.33
Guggenheim Limited Duration Fund	Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	672,797	19.37
Guggenheim Limited Duration Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	984,910	28.36
Guggenheim Limited Duration Fund	Class C	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	516,246	14.86
Guggenheim Limited Duration Fund	Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121	226,114	6.51
Guggenheim Limited Duration Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	306,635	8.83
Guggenheim Limited Duration Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	185,656	5.35
Guggenheim Risk Managed Real Estate Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7,461	18.22
Guggenheim Risk Managed Real Estate Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	12,373	30.22
Guggenheim Risk Managed Real Estate Fund	Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121	3,987	9.74
Guggenheim Risk Managed Real Estate Fund	Class C	Centennial Bank Trust PO Box 7514 Jonesboro, AR 72403	13,420	32.77
Guggenheim Diversified Income Fund	Class C	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606	4,539	14.80

Guggenheim Diversified Income Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	25,383	82.79
Guggenheim Market Neutral Real Estate Fund	Class C	Security Investors, LLC 227 West Monroe Street Chicago, IL 60606	4,280	87.58
Guggenheim Market Neutral Real Estate Fund	Class C	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	607	12.42

Fund	Share Class	Name and Address of Owner	Number of Shares	Percent of Class Owned
Guggenheim RBP Large-Cap Market Fund	Institutional	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	70,182	21.17
Guggenheim RBP Large-Cap Market Fund	Institutional	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	77,349	23.34
Guggenheim RBP Large-Cap Market Fund	Institutional	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	159,268	48.05
Guggenheim RBP Dividend Fund	Institutional	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	61,431	8.31
Guggenheim RBP Dividend Fund	Institutional	LPL Financial 4707 Executive Drive San Diego, CA 92121	115,717	15.65
Guggenheim RBP Dividend Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	43,952	5.94
Guggenheim RBP Dividend Fund	Institutional	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	57,607	7.79
Guggenheim RBP Dividend Fund	Institutional	State Street Bank and Trust Company FBO Customers 1 Lincoln Street Boston, MA 02111	124,289	16.81
Guggenheim RBP Dividend Fund	Institutional	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	49,615	6.71
Guggenheim RBP Dividend Fund	Institutional	Jasper Park Funding, LLC 227 West Monroe Street Chicago, IL 60606	200,000	27.05
Guggenheim Directional Allocation Fund	Institutional	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	7,137,366	45.03

Guggenheim Directional Allocation Fund	Institutional	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	2,616,254	16.51
Guggenheim Directional Allocation Fund	Institutional	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	1,210,661	7.64
Guggenheim Directional Allocation Fund	Institutional	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	1,092,715	6.89
Guggenheim Directional Allocation Fund	Institutional	American Enterprises Investment Services Inc. 707 2nd Avenue South Minneapolis, MN 55402	1,244,650	7.85
Guggenheim RBP Large-Cap Defensive Fund	Institutional	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	244,617	44.64
Guggenheim RBP Large-Cap Defensive Fund	Institutional	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	65,298	11.92
Guggenheim RBP Large-Cap Defensive Fund	Institutional	Jasper Park Funding, LLC 227 West Monroe Street Chicago, IL 60606	203,487	37.14
Guggenheim RBP Large-Cap Value Fund	Institutional	Jasper Park Funding, LLC 227 West Monroe Street Chicago, IL 60606	250,000	96.27
Guggenheim RBP Large-Cap Market Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	8,622	61.88
Guggenheim RBP Large-Cap Market Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	2,845	20.42
Guggenheim RBP Large-Cap Market Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	1,488	10.68
Guggenheim RBP Dividend Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	12,652	10.64
Guggenheim RBP Dividend Fund	Class P	LPL Financial 4707 Executive Drive San Diego, CA 92121	8,492	7.14
Guggenheim RBP Dividend Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	28,775	24.19
Guggenheim RBP Dividend Fund	Class P	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	44,863	37.72

Guggenheim RBP Dividend Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	20,744	17.44
Guggenheim Directional Allocation Fund	Class P	LPL Financial 4707 Executive Drive San Diego, CA 92121	520,058	58.50
Guggenheim Directional Allocation Fund	Class P	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	48,065	5.41
Guggenheim Directional Allocation Fund	Class P	TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NEW 68103	103,039	11.59
Guggenheim Directional Allocation Fund	Class P	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	113,544	12.77
Guggenheim RBP Large-Cap Defensive Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	20,043	49.62
Guggenheim RBP Large-Cap Defensive Fund	Class P	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	17,840	44.16
Guggenheim RBP Large-Cap Value Fund	Class P	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	8,314	18.52
Guggenheim RBP Large-Cap Value Fund	Class P	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	33,111	73.76
Guggenheim RBP Large-Cap Market Fund	Class A	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	28,880	6.67
Guggenheim RBP Large-Cap Market Fund	Class A	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	214,942	49.61
Guggenheim RBP Large-Cap Market Fund	Class A	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	88,280	20.38
Guggenheim RBP Large-Cap Market Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	35,544	8.20
Guggenheim RBP Large-Cap Market Fund	Class A	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	22,896	5.28
Guggenheim RBP Large-Cap Market Fund	Class A	Sammons Financial Network LLC 4546 Corporate Drive West Des Moines, IA 50266	22,543	5.20

Guggenheim RBP Dividend Fund	Class A	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	111,589	24.01
Guggenheim RBP Dividend Fund	Class A	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	44,124	9.49
Guggenheim RBP Dividend Fund	Class A	RBC Capital Markets, LLC FBO Customers 60 South Sixth Street Minneapolis, MN 55402	65,585	14.11
Guggenheim RBP Dividend Fund	Class A	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	29,757	6.40
Guggenheim RBP Dividend Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	27,482	5.91
Guggenheim RBP Dividend Fund	Class A	Sammons Financial Network LLC 4546 Corporate Drive West Des Moines, IA 50266	84,999	18.29
Guggenheim Directional Allocation Fund	Class A	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	2,725,698	42.20
Guggenheim Directional Allocation Fund	Class A	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	780,208	12.08
Guggenheim Directional Allocation Fund	Class A	American Enterprises Investment Services Inc. 707 2nd Avenue South Minneapolis, MN 55402	542,791	8.40
Guggenheim RBP Large-Cap Defensive Fund	Class A	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	111,166	25.97
Guggenheim RBP Large-Cap Defensive Fund	Class A	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	73,419	17.15
Guggenheim RBP Large-Cap Defensive Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	39,216	9.16
Guggenheim RBP Large-Cap Defensive Fund	Class A	Sammons Financial Network LLC 4546 Corporate Drive West Des Moines, IA 50266	136,853	31.97
Guggenheim RBP Large-Cap Value Fund	Class A	Wells Fargo Clearing Services, LLC FBO Customers 2801 Market Street St. Louis, MO 63103	835	9.07
Guggenheim RBP Large-Cap Value Fund	Class A	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	1,905	20.70
Guggenheim RBP Large-Cap Value Fund	Class A	Albert Zils	656	7.12

Guggenheim RBP Large-Cap Value Fund	Class A	Donna Zils	841	9.14
Guggenheim RBP Large-Cap Value Fund	Class A	Dan Dilsaver	503	5.47
Guggenheim RBP Large-Cap Value Fund	Class A	Kevin Stockslager	2,536	27.55
Guggenheim RBP Large-Cap Value Fund	Class A	Rebecca Stockslager	1,698	18.44
Guggenheim RBP Large-Cap Market Fund	Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	33,725	5.23
Guggenheim RBP Large-Cap Market Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	53,579	8.31
Guggenheim RBP Large-Cap Market Fund	Class C	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	440,022	68.24
Guggenheim RBP Large-Cap Market Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	75,222	11.67
Guggenheim RBP Dividend Fund	Class C	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	223,110	51.58
Guggenheim RBP Dividend Fund	Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121	29,461	6.81
Guggenheim RBP Dividend Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	50,537	11.68
Guggenheim RBP Dividend Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	30,485	7.05
Guggenheim RBP Dividend Fund	Class C	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	46,155	10.67
Guggenheim Directional Allocation Fund	Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	1,267,475	10.82
Guggenheim Directional Allocation Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	2,824,009	24.10
Guggenheim Directional Allocation Fund	Class C	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	1,977,722	16.88
Guggenheim Directional Allocation Fund	Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121	854,212	7.29

Guggenheim Directional Allocation Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	1,799,409	15.35
Guggenheim Directional Allocation Fund	Class C	American Enterprises Investment Services Inc. 707 2nd Avenue South Minneapolis, MN 55402	746,709	6.37
Guggenheim RBP Large-Cap Defensive Fund	Class C	Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	154,287	41.60
Guggenheim RBP Large-Cap Defensive Fund	Class C	Morgan Stanley Smith Barney FBO Customers 1 New York Plaza New York, NY 10004	26,965	7.27
Guggenheim RBP Large-Cap Defensive Fund	Class C	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	81,092	21.86
Guggenheim RBP Large-Cap Defensive Fund	Class C	Raymond James FBO Customers 880 Carillon Parkway Saint Petersburg, FL 33716	25,035	6.75
Guggenheim RBP Large-Cap Defensive Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	25,182	6.79
Guggenheim RBP Large-Cap Value Fund	Class C	UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd. Weehawken, NJ 07086	24,062	75.46
Guggenheim RBP Large-Cap Value Fund	Class C	National Financial Services, LLC FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	6,088	19.09

                            PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

GUGGENHEIM FUNDS TRUST
TRANSPARENT VALUE TRUST
JOINT PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2019

The undersigned hereby revokes all previous proxies for his/her shares of the Fund named above and appoints Amy J. Lee, Mark E. Mathiasen, and Michael P. Megaris, or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the special joint meeting of shareholders of Guggenheim Funds Trust and Transparent Value Trust (each, a “Trust” and, together, the “Trusts”) to be held at the offices of Guggenheim Partners, LLC located at 227 West Monroe Street, Chicago, Illinois 60606 on October 28, 2019, at 10:00 a.m. Central Time (together with any postponements, adjournments or any other meeting called for voting on the below proposals, the “Meeting”) upon the matters set forth on the reverse side (the “Proposals”) and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

Please refer to the Joint Proxy Statement for a discussion of Proposal 1.

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to Be Held on October 28, 2019. These proxy materials are available at: [URL].

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]

PROXY CARD
GUGGENHEIM FUNDS TRUST
TRANSPARENT VALUE TRUST

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.                                                                         Please sign exactly as your name appears on this Proxy. If joint owners, EITHER, may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

______________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE ______________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of each Trust, and Proposal 1 has been approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as specified. If no specification is made, this proxy will be voted “FOR” Proposal 1. The proxy will be voted in accordance with the proxy holders’ judgment as to any other matters that may properly arise at the Meeting.

THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1. To elect the following ten nominees to the Board of Trustees of each Trust
	FOR ALL	WITHHOLD ALL
1. Randall C. Barnes	○	○
2. Angela Brock-Kyle
3. Donald A. Chubb, Jr.	FOR ALL EXCEPT:
4. Jerry B. Farley	○
5. Roman Friedrich III
6. Thomas F. Lydon, Jr.	(write in nominee name(s) above)
7. Ronald A. Nyberg
8. Sandra G. Sponem
9. Ronald E. Toupin, Jr.
10. Amy J. Lee

2. To transact such other business as may properly come before the Meeting.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]